Exhibit 10.41

Execution Copy
BOND PURCHASE AGREEMENT
State of Ohio
$9,055,000
State Economic Development Revenue Bonds
(Ohio Enterprise Bond Fund)
Series 2012-9
(Clinton County Port Authority - AMES Project)
(Tax-Exempt Bonds)

This BOND PURCHASE AGREEMENT (this “Bond Purchase Agreement”) dated December 13, 2012 among the State of Ohio (the “Issuer” or the “State”), acting by and through its Treasurer of State (the “Treasurer”), the Development Services Agency of the State, acting by and through a duly authorized representative (the “Director of Development Services Agency”), Clinton County Port Authority (the “Borrower”), Air Transport International Limited Liability Company (the “Lessee”) and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”).
Words and terms not defined elsewhere in this Bond Purchase Agreement shall have the meanings assigned to them in either the Trust Agreement or the Loan Agreement, both as hereinafter defined.
1.Background.
(a)    The Issuer proposes to issue and sell $9,055,000 aggregate principal amount of its State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds) (the “Bonds”) for the purpose of providing moneys to fund a loan by the Director to the Borrower to finance a portion of the costs of (i) constructing the Project and certain other improvements to the Wilmington Air Park related to the Project (the “Related Improvements”), and (ii) issuance of the Bonds. The Borrower will lease the Project to the Lessee pursuant to the Lease Agreement dated as of December 1, 2012 (the “Lease Agreement”) between the Borrower and the Lessee. The Lessee will subsequently sublease the Project to Airborne Maintenance and Engineering Services, Inc. (the “Operating Company” or “AMES”).
(b)    The Bonds will be issued pursuant to the General Bond Order of the Treasurer, dated April 11, 1988, as supplemented by the Series Bond Order R9-12 dated December 13, 2012 (collectively, the “Order”), and will be secured by the Trust Agreement dated as of April 1, 1988 (the “Original Trust Agreement”) between the Issuer and The Huntington National Bank, as successor trustee (the “Trustee”), as supplemented by the One Hundred Twenty-Eighth Supplemental Trust Agreement dated as of December 1, 2012 (the “Supplement,” and together with the Original Trust Agreement, the “Trust Agreement”). Certain proceeds from the issuance and sale of the Bonds will be loaned by the Director to the Borrower pursuant to a Loan

Agreement dated as of December 1, 2012 (the “Loan Agreement”) between the Director and the Borrower. The Bonds will be payable from the monthly loan payments paid by the Borrower to the Issuer to the extent the Borrower receives payments from the Lessee pursuant to the Lease Agreement, all as provided for in the Loan Agreement. Under the Loan Agreement and the Lease Agreement, the Borrower will cause the Lessee to deliver to the Trustee cash or a letter of credit in the amount of not less than $905,500, which will be held by the Trustee to the credit of the Primary Reserve Account established for the Bonds under the Supplement.
Payments due under the Loan Agreement will be secured by: (i) the Loan Agreement, (ii) the Leasehold Mortgage, dated as of even date with the Loan Agreement, from the Lessee to the Director, granting a first mortgage and security interest in Lessee’s leasehold interest in the Project in favor of the Director, and (iii) the Guaranty Agreement dated as of December 1, 2012 entered into by the Lessee, the Operating Company, and Air Transport Services Group, Inc. (“ATSG”), for the benefit of the Borrower, the Director, and the Trustee.
(c)    In order to induce the Issuer and the Underwriter to enter into this Bond Purchase Agreement, to induce the Issuer to issue, sell and deliver the Bonds, and to induce the Underwriter to purchase and pay for the Bonds, the Issuer, the Borrower, the Lessee, and the Underwriter have executed this Bond Purchase Agreement.
(d)    The Bonds will be described in the Official Statement (defined below) and in the Order, and the Bonds will be issued and secured under and pursuant to the Order, as amended from time to time in accordance with the provisions thereof. The Treasurer shall deliver an Official Statement (including the cover page and all summary statements and appendices included therein or attached thereto), as amended or supplemented from time to time in accordance herewith, which is hereinafter referred to as the “Official Statement.”
(e)    The Treasurer has delivered to the Underwriter a Preliminary Official Statement, dated November 29, 2012 (including the cover page and all appendices thereto, the “Preliminary Official Statement”). The Treasurer confirms that the Preliminary Official Statement was “deemed final” as of its date by the Treasurer for purposes of Securities and Exchange Commission (“SEC”) Rule 15c2-12(b)(1). The final Official Statement required to be delivered by the Treasurer pursuant to this Bond Purchase Agreement will be the Preliminary Official Statement, completed with information established at the time of sale of the Bonds with only such amendments or supplements as the Underwriter shall have approved, and will be a final Official Statement for purposes of the Underwriter’s compliance with SEC Rule 15c2-12(b)(3) and (4). There has not been and, as of the Closing Date (as hereinafter defined), there shall not have been, any instance in which the Treasurer failed to comply, in all material respects, with any previous undertaking made by the Treasurer for the purposes of SEC Rule 15c2-12.
(f)    The Treasurer authorizes the Underwriter to use copies of the Official Statement and other necessary documents in connection with the public offering and sale of the Bonds and agrees not to supplement or amend or cause to be supplemented or amended the Official Statement, at any time prior to the Closing (as hereinafter defined), without the prior written consent of the Underwriter, which shall not be unreasonably withheld. The Treasurer ratifies and confirms the use by the Underwriter, prior to the date hereof, of the Preliminary Official Statement.

(g)    The Treasurer agrees to provide to the Underwriter, not later than the Closing Date, sufficient copies of the Official Statement to enable the Underwriter to comply with the requirements of SEC Rule 15c2-12(b)(4) and with the requirements of Rule G-32 of the Municipal Securities Rulemaking Board. The Treasurer hereby ratifies its actions taken in connection with “deeming final” the Preliminary Official Statement, within the meaning and for purposes of SEC Rule 15c2-12(b)(1), subject to completion thereof with the information established at the time of sale of the Bonds.
(h)    Unless otherwise provided for in this Bond Purchase Agreement, upon acceptance by the Treasurer of this Bond Purchase Agreement, the Underwriter covenants and agrees to make a bona fide public offering of the Bonds at the prices set forth on the inside cover page of the Official Statement and to deliver a copy of the Official Statement to each original purchaser of the Bonds from the Underwriter concurrently with or prior to sending to such original purchaser a final written confirmation of the sale, and otherwise to comply with all the applicable state and Federal securities laws, rules and regulations. If, in accordance with the foregoing covenants, the Underwriter delivers a Preliminary Official Statement to any original purchaser of the Bonds, the Underwriter also shall deliver to such original purchaser a final Official Statement promptly after the same shall have become available.
(i)    If, between the date of this Bond Purchase Agreement and 25 days following the “end of the underwriting period” as that term is defined in SEC Rule 15c2-12(f)(2), any event or potential event known to the Treasurer or the Director relating to or affecting the Treasurer, the Director, the Bonds or the Order shall occur, which might affect the accuracy or completeness of any material statement contained in the Official Statement, the Treasurer or the Director, as applicable, shall promptly notify the Underwriter in writing of the circumstances and details of such event. If, as a result of such event or any other event, it is necessary, in the opinion of Bond Counsel or counsel to the Underwriter, to amend or supplement the Official Statement in order to correct any untrue statement of a material fact or to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and any such counsel shall have so advised the Treasurer and the Director, the Treasurer and the Director shall forthwith prepare and furnish to the Underwriter a reasonable number of copies of an amendment of or a supplement to such Official Statement which will so amend or supplement such Official Statement so that, as amended or supplemented, it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(j)    The Underwriter reserves the right, without changing the purchase price hereunder, to change the initial offering prices or yields as the Underwriter shall deem necessary in connection with the marketing of the Bonds and to offer and sell the Bonds to certain dealers (including dealers depositing the Bonds into investment trusts) and others at prices lower than the initial offering prices or yields set forth in the Official Statement. The Underwriter also reserves the right (i) to over-allot or effect transactions that stabilize or maintain the market price of the Bonds at a level above that which might otherwise prevail in the open market and (ii) to discontinue such stabilizing, if commenced, at any time.

(k)    The Underwriter agrees to provide to the Treasurer information as to bona fide initial offering prices to the public and sales of the Bonds appropriate for the determination of yield on the Bonds under the Internal Revenue Code of 1986, as amended (the “Code”), satisfactory to and at the time requested by Bond Counsel.
(l)    The Underwriter represents and warrants that it (i) is in compliance with all of the rules and regulations of the Municipal Securities Rulemaking Board (“MSRB”), and (ii) has procedures in place that provide reasonable assurance that it will receive prompt notice of any event disclosed pursuant to SEC Rule 15c2-12(b)(5)(i)(C), (b)(5)(i)(D) and (d)(2)(ii)(B) with respect to the Bonds.
(m)    The Issuer, the Director and the Borrower agree that proceeds from the sale of the Bonds are to be used to provide a portion of the funds necessary for the Project and to pay a portion of the costs (not to exceed 2% of the proceeds of the Bonds) related to the issuance of the Bonds. Included in the costs related to the issuance of the Bonds are the costs of preparing and reproducing or printing the Trust Agreement, the Loan Agreement, the Bonds, the Order, the Official Statement and other resolutions of the Issuer, administrative fees, and expenses, the Underwriter’s fees and expenses, the fees and disbursements of Bond Counsel, counsel to the Director and counsel to the Underwriter, the Financial Advisor’s fees, and other expenses for which payment or reimbursement is permitted under the provisions of the Loan Agreement, including without limitation the Trustee’s acceptance fee.
(n)    The agreements of the Treasurer set forth in the Trust Agreement, constitute the “Continuing Disclosure Agreement” made by the Treasurer for the benefit of holders and beneficial owners of the Bonds in accordance with SEC Rule 15c2-12, under which the Treasurer has agreed to provide the following information for dissemination as required by the Continuing Disclosure Agreement: (i) Annual Information (as defined in the Continuing Disclosure Agreement); (ii) timely notice of the occurrence of certain material events with respect to the Bonds and the Issuer; and (iii) timely notice of any failure of the Issuer to provide the Annual Information, including the financial information required therein, on or before the date specified in the Continuing Disclosure Agreement. References herein to the Trust Agreement include, without limitation, the Continuing Disclosure Agreement.

2.    Purchase; Sale and Closing.
(a)    Subject to the terms and conditions and in reliance on the representations, warranties and covenants hereinafter set forth, including the maturity dates, principal amounts, yields to maturity and interest rates set forth in the Order, the Underwriter hereby agrees to purchase from the Treasurer, and the Treasurer hereby agrees to sell to the Underwriter, the entire $9,055,000.00 aggregate principal amount of Bonds, at the aggregate purchase price of $9,027,817.80, representing the par amount of the Bonds ($9,055,000.00), plus the net original issue premium of $36,202.80, less the Underwriter’s discount ($63,385.00). The Bonds shall be subject to redemption as set forth in the General Bond Order and the Supplement.
(b)    On December 27, 2012, or at such other date as shall have been mutually agreed upon by the Treasurer and the Underwriter (the “Closing Date”), the Treasurer shall deliver, or cause to be delivered, the Bonds to The Depository Trust Company, New York, New York (“DTC”) for the account of the Underwriter in definitive form duly executed on the Treasurer’s behalf, together with the other documents hereinafter mentioned, and provided that all conditions to the obligations of the Underwriter set forth in Section 10 hereof have been met, the Underwriter shall accept such delivery and pay the purchase price of the Bonds as set forth in Section 2(a) hereof by delivering such amount in immediately available funds to the Treasurer (the “Closing”). The Bonds will be delivered as fully registered Bonds, one for each maturity and interest rate of Bonds, under a book entry method, registered initially in the name of Cede & Co. as nominee for DTC.
(c)    Inasmuch as this purchase and sale represents a negotiated transaction, the Issuer and the Director acknowledge and agree that: (i) the transaction contemplated by this Agreement is an arm’s length, commercial transaction between the Issuer, the Director and the Underwriter in which the Underwriter is acting solely as a principal and not acting as a fiduciary to the Issuer or the Director; (ii) the Underwriter has provided advice with respect to the structure, timing or other similar matters concerning the Bonds as an underwriter and not as a fiduciary to the Issuer or the Director; (iii) the Underwriter is acting solely in its capacity as an underwriter for its own account; (iv) the only obligations the Underwriter has to the Issuer and the Director with respect to the transaction contemplated hereby expressly are set forth in this Agreement; and (v) the Issuer and the Director have consulted with their own legal, accounting, tax, financial and other advisors, as applicable, to the extent deemed appropriate.
3.    Issuer’s Representations and Warranties.
The Issuer, by and through the Treasurer and the Director, as applicable, hereby make the following representations and warranties:
(a)    The Issuer, the Treasurer and the Director are authorized by the provisions of Chapter 166 of the Ohio Revised Code (the “Act”), among other things, (i) to issue revenue bonds, such as the Bonds, and to use the proceeds of such Bonds for the purposes described in the Order and the Loan Agreement, payable from loan payments from persons such as the Borrower and secured by a pledge of said payments, and (ii) to secure such Bonds in the manner contemplated by the Trust Agreement.
(b)    The Issuer, the Treasurer and the Director have full legal right, power and authority (i) to adopt the Order; (ii) to enter into this Bond Purchase Agreement, the Trust Agreement, and the Loan Agreement; (iii) to issue, sell and deliver the Bonds as provided herein; and (iv) to carry out and consummate all other transactions contemplated by each of the aforesaid documents, and the Issuer, the Treasurer and the Director have complied with all provisions of applicable law, including the Act, in all matters relating to such transactions.
(c)    The Issuer, the Treasurer and the Director have duly authorized (i) the issuance and sale of the Bonds upon the terms set forth herein and in the Trust Agreement, (ii) the execution, delivery and due performance of this Bond Purchase Agreement, the Bonds, the Trust Agreement, and the Loan Agreement; and (iii) the taking of any and all such action as may be required on the part of the Issuer to carry out, give effect to and consummate the transactions contemplated by such instruments. All consents or approvals, if any, necessary to be obtained by the Issuer, the Treasurer and the Director in connection with the foregoing have been received or will be received prior to the Closing, and the consents or approvals so received, if any, will be in full force and effect as of the Closing.
(d)    The Order has been duly adopted by the Treasurer, is in full force and effect and constitutes the legal, valid and binding act of the Issuer.
(e)    When delivered to and paid for by the Underwriter at the Closing in accordance with the provisions of this Bond Purchase Agreement, the Bonds will be duly authorized, executed, issued and delivered and will constitute legal, valid and binding obligations of the Treasurer in accordance with their terms.
(f)    To the best knowledge of the Issuer, the Treasurer and the Director, none of the adoption of the Order, the execution and delivery of this Bond Purchase Agreement, the Bonds, the Trust Agreement or the Loan Agreement, or the consummation of the transactions contemplated hereby or thereby or the compliance with the provisions hereof or thereof, will conflict with, or constitute on the part of the Issuer, the Treasurer or the Director a violation of, or a breach of or default under, any indenture, mortgage, commitment, note or other agreement or instrument to which the Issuer is a party or by which it is bound, or under any provision of the Constitution of Ohio or under any existing law, rule, regulation, resolution, judgment, order or decree to which the Issuer is subject.
(g)    There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or to the best of the knowledge of the Treasurer and the Director, threatened against the Issuer, the Treasurer or the Director which in any way questions the powers of the Issuer, the Treasurer or the Director referred to in subsections (a) and (b) above, or the validity of any proceedings taken by the Issuer, the Treasurer or the Director in connection with the issuance of the Bonds, or wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by, or the validity or enforceability of, the Order, the Trust Agreement, the Loan Agreement, the Bonds or this Bond Purchase Agreement.
(h)    Any certificate relating to the Bonds executed by any official of the Issuer, the Treasurer or the Director and delivered to the Underwriter on or before the Closing Date shall be deemed a representation and warranty by the Issuer, the Treasurer or the Director, respectively, to the Underwriter and the Borrower as to the truth of the statements therein contained.
(i)    The Preliminary Official Statement, as of its date, and the Official Statement, as of the date hereof and at all times subsequent thereto through and including the Closing Date, will be true, correct and complete in all material respects for the purposes for which use thereof is authorized; and the Official Statement does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that no representation is made as to information contained under the headings “SUMMARY STATEMENT - The Borrower,” “SUMMARY STATEMENT - The Lessee,” “SUMMARY STATEMENT - The Project,” “THE PROJECT,” “THE BORROWER,” “THE LESSEE,” “SOURCES AND USES OF FUNDS,” “TAX MATTERS,” “ELIGIBILITY UNDER OHIO LAW FOR INVESTMENT AND AS SECURITY FOR THE DEPOSIT OF PUBLIC MONEYS,” “LEGAL MATTERS” and “RATING.” In making the foregoing representation and warranty, insofar as it relates to information contained under the headings “THE OHIO ENTERPRISE BOND FUND PROGRAM,” “SUMMARY OF CHAPTER 166 PROGRAMS,” and “CHAPTER 166 DIRECT LOAN PROGRAM NET REVENUES,” the Treasurer is relying entirely on the representation and warranty regarding such information given by the Director.
(j)    Neither the Issuer, the Treasurer nor the Director is a party to any contract or agreement or is subject to any restriction not disclosed in the Official Statement, the performance of or compliance with which would have a material adverse effect on the financial condition, operations or prospects of the Chapter 166 economic development programs or the Ohio Enterprise Bond Fund program.
(k)    As long as any of the Bonds are outstanding, subject to any statutory provisions regarding the confidentiality of certain information given to the Director (with which the Director shall be permitted to comply), the Director and the Treasurer will furnish to the Underwriter and Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies, or any of their successors and assigns, such reports as are reasonably requested regarding the Chapter 166 economic development programs and the Ohio Enterprise Bond Fund program.
(l)    The Issuer has not granted a lien on or made a pledge of the Pledged Receipts except as provided in the Trust Agreement. In addition, the Issuer has not granted a lien on or made a pledge of the Program Transfer Account.
(m)    The Bonds, when issued and sold to the Underwriter, will not be subject to any State issuance, transfer or other documentary stamp taxes of the Issuer.

(n)    Each of the representations and warranties of the Issuer, the Treasurer and the Director contained in the Trust Agreement and the Loan Agreement is true and correct.
4.    Representations and Warranties of the Borrower.
The Borrower hereby represents and warrants that:
(a)    The Borrower is a port authority and political subdivision organized under the laws of the State, and has all requisite power to conduct its business, as presently conducted and to own its assets and properties.
(b)    The Borrower has full power and authority to (i) execute, deliver and perform the Loan Documents to which the Borrower is a party and this Bond Purchase Agreement, and (ii) take any and all action as may be required on its part to carry out, give effect to and consummate the transaction contemplated by the Loan Documents and this Bond Purchase Agreement. This Bond Purchase Agreement constitutes, and the Loan Documents to which the Borrower is a party when executed and delivered for value will constitute, legal, valid and binding obligations of the Borrower.
Such execution, delivery and performance do not and will not violate any provision of current law applicable to the Borrower or the Governing Instruments of the Borrower and do not and will not conflict with or result in a default under any agreement or instrument to which the Borrower is a party or by which it or any property or assets of the Borrower are bound, except where the violation of current law or the conflict with or default under such agreement or instrument would not materially impair the ability of the Borrower to perform its obligations under the Loan Documents or materially adversely affect the financial condition of the Borrower or the abilities of the parties to consummate the transactions contemplated by the Loan Documents. The Loan Documents to which the Borrower is a party have, by proper action, been duly authorized, executed and delivered and all necessary actions have been taken in order for the Loan Documents to constitute legal, valid and binding obligations of the Borrower.
(c)    The Borrower presently intends that the Project will be used and operated in a manner consistent with the statements made in the Official Statement in Wilmington, Ohio until the end of the Loan Term, and the Borrower knows of no reason why the Project will not be so operated.
(d)    There are no actions, suits or proceedings pending or, to the Borrower’s knowledge, threatened against or affecting the Borrower, the Borrower’s existence or the Project, which, if adversely determined, would individually or in the aggregate materially impair the ability of the Borrower to perform any of its obligations under the Loan Documents or this Bond Purchase Agreement or materially adversely affect the financial condition or operations of the Borrower or which would adversely affect the tax-exempt status of the interest on the Bonds.
(e)    The Borrower is not in violation of any provision of or in default under its Governing Instruments. The Borrower is not in default under any of the Loan Documents or in the payment of any indebtedness for borrowed money or under any agreement or instrument evidencing any such indebtedness, and no event has occurred which by notice, the passage or both would constitute any such event of default, except for such defaults that do not materially impair the ability of the Borrower to perform its obligations under the Loan Documents or materially adversely affect the financial condition or operations of the Borrower or the abilities of the parties to consummate the transactions contemplated by this Bond Purchase Agreement.
(f)    Based solely on the representations and warranties made by the Lessee: (i) the zoning regulations to which the Project Site is subject permit the Provision of the Project thereon in accordance with the Plans and Specifications, except to the extent that such regulations do not materially impair the ability of the Borrower to perform its obligations under the Loan Documents or do not materially adversely affect the financial condition or operations of the Borrower or the ability of the parties to consummate the transactions contemplated by this Bond Purchase Agreement; and (ii) all utilities, including water, storm and sanitary sewer, gas, electric and telephone, and rights of access to public ways are available or will be provided to the Project Site in locations and sufficient capacities to meet the requirements of operating the Project and of any applicable Governmental Authority.
(g)    The Borrower has made no contract or arrangement of any kind, other than the Loan Documents, which has given rise to, or the performance of which by the other party thereto would give rise to, a lien or claim of lien on the Project or other collateral covered by the Loan Documents, except Permitted Encumbrances.
(h)    Each representation or warranty made by the Borrower in the Loan Documents or this Bond Purchase Agreement is true and correct, and no statement contained in any certificate, schedule, financial statement or other instrument furnished to the Director by or on behalf of the Borrower, including without limitation, the Application, contained as of the date thereof any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading.
(i)    All proceeds of the State Assistance shall be used for the payment, or the reimbursement to the Borrower, of Allowable Costs relating to Provision of the Project. No part of any such proceeds shall be knowingly paid to or retained by the Borrower or any partner, officer, shareholder, director or employee of the Borrower as a fee, kick-back or consideration of any type. The Borrower has no identity of interest with any supplier, contractor, architect, subcontractor, laborer or materialman performing work or services or supplying materials in connection with the Provision of the Project.
(j)    Based solely on the representations and warranties made by the Lessee, no Hazardous Waste, Toxic Chemical or Petroleum will be discharged, dispersed, released, stored or treated at the Project Site, except for such use and storage of any Hazardous Substance, Hazardous Waste, Toxic Chemical or Petroleum which may be utilized, treated and stored on the Project Site in the ordinary course of business operations in material compliance with Environmental Laws. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, to the Borrower’s knowledge, no asbestos or asbestos-containing materials have been or will be installed, used or incorporated into any buildings, structures, additions, improvements, facilities, fixtures or installations at the Project

Site, or disposed of on or otherwise released at or from the Project Site. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, to the Borrower’s knowledge, no underground storage tanks are located at the Project Site. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, no investigation, administrative order, consent order and agreement, litigation or settlement under any Environmental Law with respect to any Hazardous Substance, Hazardous Waste, Toxic Chemical, Petroleum, asbestos or asbestos-containing material is in existence with respect to which Borrower has received written notice, or, to the Borrower’s knowledge, is proposed, threatened or anticipated with respect to the Project. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, the Project is in compliance with all applicable Environmental Laws, and the Borrower has not received any written notice from any entity, Governmental Authority, or individual claiming any violation of, or requiring compliance with, any Environmental Law. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, the Borrower has not received any written request for information, written notice of claim, written demand or other written notification that the Borrower may be responsible for a threatened or actual release of any Toxic Chemical, Hazardous Substance, Hazardous Waste, Petroleum, asbestos or asbestos-containing material or for any damage to the environment or to natural resources. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, to the Borrower’s knowledge, no “clean-up” of the Project has occurred pursuant to any applicable Environmental Laws which would give rise to (i) liability on the part of any person, entity or association to reimburse any Governmental Authority for the costs of any such “clean-up” or (ii) a lien or encumbrance on the Project.
(k)    The Borrower has good and marketable title to the Project, subject in all cases to no valid lien, charge, condition, restriction, encumbrance, easement or agreement affecting the Project, except as created by or otherwise permitted by the Loan Documents.
(l)    The Borrower hereby ratifies and authorizes the distribution and use of the Preliminary Official Statement and authorizes the distribution and use of the Official Statement in connection with the public offering and sale of the Bonds.
(m)    The information set forth under the captions “SUMMARY STATEMENT - The Borrower” and “THE BORROWER” contained in the Preliminary Official Statement was, as of its date, and in the Official Statement is, and as of the Closing Date will be, true and correct in all material respects.
(n)    The Borrower has obtained all approvals and authorizations required at the date hereof for its consummation of the transactions contemplated by the Loan Documents and this Bond Purchase Agreement, including all consents, approvals, authorizations and orders of governmental or regulatory authorities which are required at the date hereof for the Borrower’s execution and delivery of this Bond Purchase Agreement and the Loan Documents and such documents will be in full force and effect as of the Closing Date.

5.    Representations and Warranties of the Lessee. The Lessee hereby represents and warrants that:
(a)    The Lessee is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in the State. The Lessee has all requisite corporate power to conduct its business as presently conducted, to own or hold under lease the Lessee’s assets and properties, and is duly qualified to do business in all other jurisdictions in which the Lessee is required to be qualified, except where failure to be so qualified does not have a material adverse effect on the Lessee, and will remain so qualified and in full force and effect during the Loan Term.
(b)    The Lessee has full corporate power and authority to (i) execute, deliver and perform the Loan Documents to which the Lessee is a party and this Bond Purchase Agreement; (ii) provide for the Project and conduct its business as described in the Official Statement; and (iii) enter into and carry out the transactions contemplated hereby and thereby.
Such execution, delivery and performance do not and will not, violate any provision of law applicable to the Lessee or the Governing Instruments of the Lessee and do not, and will not, conflict with or result in a default under any agreement or instrument to which the Lessee is a party or by which it or any property or assets of the Lessee is or may be bound, except where the violation of current law or the conflict with or default under such agreement or instrument would not materially impair the ability of the Lessee to perform its obligations under the Loan Documents to which the Lessee is a party or materially adversely affect the financial condition of the Lessee or the abilities of the parties to consummate the transactions contemplated by the Loan Documents. This Bond Purchase Agreement has been duly authorized, executed and delivered by the Lessee and all necessary actions have been taken in order for this Bond Purchase Agreement to constitute a legal, valid and binding obligation of the Lessee. The Loan Documents to which the Lessee is a party have, by proper action, been duly authorized, and when executed and delivered will constitute legal, valid and binding obligations of the Lessee.
(c)    The provision of financial assistance pursuant to the Loan Agreement induced the Borrower, at the request of the Lessee, to provide the Project, thereby, to the knowledge of the Lessee, creating new jobs or preserving existing jobs and employment opportunities and improving the economic welfare of the people of the State.
(d)    The Project will be operated and maintained in Wilmington, Ohio in such a manner as to conform with all applicable environmental laws and zoning, planning, building and other governmental regulations imposed by any Governmental Authority and as to be consistent with the purpose of the Act, except where such nonconformity or inconsistency would not materially impair the ability of the Lessee to perform its obligations under the Loan Documents or materially adversely affect the financial condition of the Lessee or the ability of the parties to consummate the transactions contemplated by this Bond Purchase Agreement.
(e)    The Lessee presently intends that the Project will be used and operated in a manner consistent with the statements made in the Official Statement in Wilmington, Ohio until the end of the Loan Term, and the Lessee knows of no reason why the Project will not be so operated.

(f)    To the Lessee’s knowledge, there are no actions, suits or proceedings pending with respect to which Lessee has been served with process or threatened in writing against or affecting the Lessee, or the Project, which individually or in the aggregate are likely to materially impair the ability of the Lessee to perform any of its obligations under the Security Documents or this Bond Purchase Agreement or materially adversely affect the financial condition of the Lessee.
(g)    The zoning regulations to which the Project Site is subject permit the Provision of the Project thereon in accordance with the Plans and Specifications, except to the extent that such regulations do not materially impair the ability of the Lessee to perform its obligations under the Loan Documents or do not materially adversely affect the financial condition or operations of either of the Lessee or the Operating Company or the abilities of the parties to consummate the transactions contemplated by this Bond Purchase Agreement; and all utilities, including water, storm and sanitary sewer, gas, electric and telephone, and rights of access to public ways are available or will be provided to the Project Site in locations and sufficient capacities to meet the requirements of operating the Project and of any applicable Governmental Authority.
(h)    The Lessee is not in default under any of the Transaction Documents, as defined in Exhibit D hereto, to which the Lessee is a party or in the payment of any indebtedness for borrowed money or under any agreement or instrument evidencing any such indebtedness, and no event has occurred which by notice, the passage of time or both would constitute an event of default, except for such defaults that do not materially impair the ability of the Lessee to perform its obligations under the Loan Documents to which the Lessee is a party or materially adversely affect the financial condition or operations of the Lessee or the abilities of the parties to consummate the transactions contemplated by this Bond Purchase Agreement.
(i)    Each representation or warranty made by the Lessee in this Bond Purchase Agreement is true and correct, and no statement contained in any certificate, schedule, financial statement or other instrument furnished to the Director by or on behalf of the Lessee, contained as of the date thereof any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading.
(j)    No Hazardous Waste, Toxic Chemical or Petroleum will be discharged, dispersed, released, stored or treated at the Project Site, except for such use and storage of any Hazardous Substance, Hazardous Waste, Toxic Chemical or Petroleum which may be utilized, treated and stored on the Project Site in the ordinary course of business operations in compliance with Environmental Laws. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, to the best of the Lessee’s knowledge, no asbestos or asbestos-containing materials have been or will be installed, used or incorporated into any buildings, structures, additions, improvements, facilities, fixtures or installations at the Project Site, or disposed of on or otherwise released at or from the Project Site. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, to the best of the Lessee’s knowledge, no underground storage tanks are located at the Project Site. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, no investigation, administrative order, consent order and agreement, litigation or settlement under any Environmental Law with respect to any Hazardous Substance, Hazardous

Waste, Toxic Chemical, Petroleum, asbestos or asbestos-containing material is in existence, or, to the best of the Lessee’s knowledge, is proposed, threatened or anticipated with respect to the Project. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, the Project is in compliance with all applicable Environmental Laws, and the Lessee has not received any notice from any entity, Governmental Authority, or individual claiming any violation of, or requiring compliance with any Environmental Law. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, the Lessee has not received any request for information, notice of claim, demand or other notification that the Lessee may be responsible for a threatened or actual release of any Toxic Chemical, Hazardous Substance, Hazardous Waste, Petroleum, asbestos or asbestos-containing material or for any damage to the environment or to natural resources. Except as otherwise described in the environmental assessments provided to the Director of Development Services Agency, no “clean-up” of the Project has occurred pursuant to any applicable Environmental Laws which would give rise to (i) liability on the part of any person, entity or association to reimburse any Governmental Authority for the costs of any such “clean-up” or (ii) a lien or encumbrance on the Project.
(k)    The Lessee hereby ratifies and authorizes the distribution and use of the Preliminary Official Statement and authorizes the distribution and use of the Official Statement in connection with the public offering and sale of the Bonds.
(l)    The information set forth under the captions “SUMMARY STATEMENT - The Lessee,” “SUMMARY STATEMENT - The Project,” “THE PROJECT, “THE LESSEE” and “SOURCES AND USES OF FUNDS,” and contained in the Preliminary Official Statement (except to the extent that such information is completed, amended, or deleted in the Official Statement) was, as of its date, and in the Official Statement is, and as of the Closing Date will be, true and correct in all material respects.
(m)    The Project is zoned by Clinton County, Ohio under zoning regulations which permit the operation of the Lessee’s business thereon; and all utilities, including water, storm and sanitary sewer, gas, electric and telephone, and rights of access to public ways are available or will be provided to the Project in locations and sufficient capacities to meet the requirements of operating the Project and of any applicable Governmental Authority.
6.    Covenants of the Issuer, Treasurer and the Director.
The Issuer, by and through the Treasurer and the Director, as applicable, hereby covenant as follows:
(a)    The Issuer, the Treasurer and the Director will observe all covenants of the Issuer in the Trust Agreement.
(b)    The Director and the Treasurer covenant that between the date hereof and the Closing Date they will not take or fail to take any action, the taking or failure to take of which will cause the representations and warranties made herein to be untrue as of the Closing Date.

(c)    The Issuer, the Treasurer and the Director will cooperate with the Underwriter in qualifying the Bonds for offer and sale under the securities laws of such jurisdictions of the United States of America as the Underwriter may request; provided, however, that the Issuer shall not be obligated to consent to a special or general service of process or qualify as a foreign corporation in connection with any such qualification in any such jurisdiction; and provided, further, that the Issuer’s out-of-pocket costs in respect thereof are paid out of the proceeds of the Bonds or are otherwise provided for.
(d)    The Treasurer and the Director will not take or omit to take any action which action or omission will adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds under the Code.
(e)    If, prior to the Closing Date, any event which materially affects the Issuer, Treasurer or the Director shall occur as a result of which it is necessary to amend or supplement the Official Statement in order to make the statements therein, in the light of the circumstances when the Official Statement is delivered to a purchaser, not misleading, the Issuer, Treasurer or the Director will notify the Underwriter of such event and will, at the request of the Underwriter, cooperate in the preparation of either amendments to the Official Statement or supplemental information so that the statements in the Official Statement as so amended or supplemented will not, in the light of the circumstances when the Official Statement is delivered to a purchaser, be misleading. Such amendment or supplement shall be prepared at the cost of the Borrower from funds provided to it by the Lessee, the Operating Company, or ATSG.

7.    Covenants of the Borrower.
The Borrower covenants as follows:
(a)    The Borrower will observe in all material respects all terms, provisions and covenants required to be observed by it in the Loan Documents and this Bond Purchase Agreement.
(b)    The Borrower will take such action as may be reasonably required to facilitate the timely consummation of the transactions contemplated by this Bond Purchase Agreement and the Loan Documents, subject to the limitations otherwise provided herein.
(c)    The Borrower will notify the Underwriter of any material adverse change in the business, properties or financial condition of the Borrower occurring before Closing and at such other time or times prior to the Closing Date, when, in the opinion of the Issuer, the Borrower or the Underwriter, copies of the Official Statement will be required to be delivered to purchasers of the Bonds and when such change, in the judgment of the Issuer, the Borrower or the Underwriter, would require a change in the Official Statement in order to make the statements therein true in all material respects and not materially misleading. Such amendment or supplement shall be prepared at the cost of the Borrower but solely from funds provided to it by the Lessee, the Operating Company or ATSG..

(d)    The Borrower will cooperate with the Underwriter in qualifying the Bonds for offer and sale under the securities laws of such jurisdictions of the United States of America as the Underwriter may reasonably request; provided, however, that the Borrower shall not be obligated to consent to special or general service of process, to qualify to pay any tax or to qualify to do business in any such jurisdiction.
(e)    The Borrower will not take or omit to take any action which action or omission will adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds under the Code; provided that the Borrower shall not be responsible for the payment of any closing or settlement agreement with the Internal Revenue Service entered into without prior notice to the Borrower.

8.	Covenants of the Lessee. The Lessee covenants as follows:
(a)    The Lessee will observe all terms, provisions and covenants required to be observed by it in the Loan Documents and the Bond Purchase Agreement.
(b)    The Lessee will take such action as may be reasonably required on its part to facilitate the timely consummation of the transactions contemplated by this Bond Purchase Agreement and the Loan Documents, subject to the limitations otherwise provided herein and in the Security Documents.
(c)    If, prior to the Closing Date, any event which materially affects the Lessee shall occur as a result of which it is necessary to amend or supplement the Official Statement in order to make the statements therein, in the light of the circumstances when the Official Statement is delivered to a purchaser, not misleading, the Lessee will notify the Underwriter of such event and will, at the request of the Underwriter, cooperate in the preparation of either amendments to the Official Statement or supplemental information so that the statements in the Official Statement as so amended or supplemented will not, in the light of the circumstances when the Official Statement is delivered to a purchaser, be misleading.
9.    Indemnification.
(a)    Scope of Indemnification. To the extent permitted by law, each of the Lessee and the Underwriter (each, an “Indemnifying Party”) covenant and agree to indemnify each other party hereto and its respective directors, officers, trustees, partners, members and employees and each person, if any, who controls any of such persons within the meaning of the Securities Act (reference being made collectively herein to those parties as the “Indemnified Parties”) for and to hold each Indemnified Party harmless against all liabilities, claims, costs, losses and expenses (including without limitation, to the extent permitted by law, reasonable attorney fees and expenses), imposed upon or asserted against the Indemnified Party:
(i)    under any statute or regulation, at law, in equity or otherwise, insofar as those liabilities, claims, costs, losses and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, with reference to the information referred to in Section 9(c) hereof contained in the Preliminary Official Statement, the Official

Statement or any amendment thereof or supplement thereto or, except as to information contained in the Appendices B or C to the Preliminary Official Statement and the Official Statement, arise out of or are based upon any omission or alleged omission to state therein, with reference to such information in Section 9(c) hereof, a material fact which is necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;
(ii)    as a result of any action, claim or proceeding brought in connection with any of the foregoing; and
(iii)    to the extent of the aggregate amount paid in settlement of any action, claim or proceeding commenced or threatened based upon any untrue statement, alleged untrue statement, omission or alleged omission described in Section 9(a)(i) above, if the settlement is effected with the written consent of the Indemnifying Party (which consent shall not be withheld unreasonably);
and will reimburse any legal or other expenses incurred reasonably by any Indemnified Party in connection with investigating or defending any liability, claim, cost, loss, expense, action or proceeding described in Section 9(a)(i) above.
At the request and the expense of the Indemnifying Party, each Indemnified Party shall cooperate in making any investigation and defense of any action, claim or proceeding and shall assert appropriately the rights, privileges and defenses which are available to the Indemnified Party in connection therewith.
(b)    Procedure. In case any action, claim or proceeding is brought or asserted against an Indemnified Party with respect to which indemnification may be sought under this Section, the Indemnified Party shall give written notice thereof promptly to the Indemnifying Party. Failure of the Indemnified Party to give, or delay in giving, that notice shall relieve the Indemnifying Party from any covenant, agreement or obligation under this Section, unless that failure or delay does not prejudice the defense by the Indemnifying Party of the action, claim or proceeding, and only to the extent of such lack of prejudice. The failure to give that notice shall not relieve the Indemnifying Party from any obligation which it may have to the Indemnified Party otherwise than under this Section.
In case any action, claim or proceeding as to which the Indemnifying Party is to provide indemnification hereunder, shall be brought against the Indemnified Party and the Indemnified Party notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party may, or if so requested by the Indemnified Party shall, participate therein or assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party; provided that, except as provided below, the Indemnifying Party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties in the action, claim or proceeding.
After notice from the Indemnifying Party to the Indemnified Party of an election by the Indemnifying Party so to assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party under this Section for any legal or other expenses incurred subsequently by the Indemnified Party in connection with that defense, other than for reasonable costs of investigation; provided, however, that until the Indemnifying Party assumes the defense of any action, claim or proceeding, the Indemnifying Party shall have the right to participate in the defense of the action, claim or proceeding at its own expense.
If the Indemnifying Party shall not have employed counsel to have charge of the defense of the action, claim or proceeding, or if an Indemnified Party shall have concluded reasonably that there may be a defense available to it or to any other Indemnified Party which is different from or in addition to those available to the Indemnifying Party or to any other Indemnified Party (hereinafter referred to as a “separate defense”), (i) the Indemnifying Party shall not have the right to direct the defense of the action, claim or proceeding on behalf of the Indemnified Party, and (ii) legal and other expenses incurred by the Indemnified Party (including without limitation, to the extent permitted by law, reasonable attorney fees and expenses) shall be borne by the Indemnifying Party. For the purpose of this paragraph, an Indemnified Party shall be deemed to have concluded reasonably that a separate defense is available to it or any other Indemnified Party if (a) such Indemnified Party shall have requested an unqualified written opinion from independent counsel acceptable to the Indemnifying Party to the effect that a separate defense exists, and such independent counsel shall have delivered such opinion to the Indemnified Party within 10 days after such request or (b) the Indemnifying Party agrees that a separate defense is so available. For purposes of this paragraph, independent counsel shall mean any attorney, or firm or association of attorneys, duly admitted to practice law before the Supreme Court of Ohio and not a full-time employee of any Indemnified Party.
(c)    The information as to which each Indemnifying Party hereto indemnifies the Indemnified Parties is as follows:
(i)    The Lessee: the information set forth under the captions “SUMMARY STATEMENT - The Borrower,” “SUMMARY STATEMENT - The Lessee,” “SUMMARY STATEMENT - The Project,” “THE BORROWER,” “THE LESSEE,” “THE PROJECT” and “SOURCES AND USES OF FUNDS”;
(ii)    The Underwriter: information regarding the principal amounts, the maturities, the initial offering price of the Bonds or the initial interest rate and the information under the caption “UNDERWRITING.”
10.    Conditions of the Underwriter’s Obligations.
The obligations of the Underwriter hereunder shall be subject to the performance by the Issuer, the Borrower, and the Lessee of their respective obligations and agreements to be performed hereunder at or prior to the Closing Date; to the accuracy as of the date hereof of the representations and warranties of the Issuer, the Borrower, and the Lessee contained herein; and to the accuracy of such representations and warranties as if made on and as of the Closing Date.
The obligations of the Underwriter hereunder are subject to the following further conditions:
(a)    On or prior to the Closing Date, the Underwriter shall have received:

(i)    An executed copy or photocopy of the executed Original Trust Agreement, an executed copy of each of the Supplement, the Loan Agreement and this Bond Purchase Agreement, and a certified copy of the Order; all of the foregoing to conform in all material respects to the descriptions thereof contained in the Official Statement and to be in the forms of the drafts thereof delivered to the Underwriter on or prior to the date hereof, with only such changes therein as may be reasonably approved by the Underwriter and its Counsel;
(ii)    Opinions dated the Closing Date, of:
(A)    Brouse McDowell, a Legal Professional Association, as Bond Counsel, substantially in the forms set forth as Exhibits A and B hereto;
(B)    Vorys, Sater, Seymour and Pease LLP, as counsel to the Borrower, substantially in the form set forth as Exhibit C hereto;
(C)    Vorys, Sater, Seymour and Pease LLP, as counsel to the Lessee, Operating Company, and Guarantor, substantially in the form set forth as Exhibit D hereto;
(D)    Brennan, Manna & Diamond, LLC, as counsel to the Underwriter, substantially in the form set forth as Exhibit E hereto; and
(E)    The Assistant Attorney General of Ohio assigned to the Director’s office substantially in the form set forth in Exhibit F hereto;
(iii)    A certificate, dated the Closing Date, signed by the Treasurer in the form set forth in Exhibit G hereto;
(iv)    A certificate, dated the Closing Date, executed by the Director or his duly authorized representative in the form set forth in Exhibit H hereto;
(v)    A certificate, dated the Closing Date, executed by a duly authorized representative of the Borrower in the forms set forth in Exhibit I hereto;
(vi)    A certificate, dated the Closing Date, executed by a duly authorized representative of the Lessee in the form set forth in Exhibit J hereto;
(vii)    Evidence that Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies has issued a rating for the Bonds which is not lower than “AA+”; and

(viii)    Such additional certificates (including such certificates as may be required by regulations of the Internal Revenue Service in order to establish the tax-exempt character of the Bonds, which certificates shall be satisfactory in form and substance to counsel to the Underwriter and Bond Counsel, and also including appropriate “no litigation” certificates), opinions, instruments or other documents as the Underwriter may reasonably request to evidence the truth, accuracy and completeness, as of the Closing Date, of the representations and warranties of the Issuer and the Borrower contained herein and the due performance and satisfaction by the Issuer and the Borrower at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by each of them, as appropriate, in connection with this Bond Purchase Agreement and the Loan Documents.
(b)    Between the date hereof and the Closing Date, legislation shall not have been enacted by the Congress or be actively considered for enactment by Congress, or recommended to the Congress for passage by the President of the United States of America, or introduced or favorably reported for passage in either house of Congress, and neither a decision, order or decree of a court of competent jurisdiction, nor an order, ruling, or regulation of or on behalf of the Securities and Exchange Commission shall have been rendered or made, with the purpose or effect that the issuance, offering or sale of the Bonds or any related security or obligations of the general character of the Bonds or any related security as contemplated hereby, or the execution and delivery of the Trust Agreement or indentures similar thereto, is or would be in violation of any provision of, or is or would be subject to registration or qualification requirements under the Securities Act, the Trust Indenture Act of 1939, as amended, or under any other federal securities law.
(c)    No event shall have occurred or fact exist which makes untrue, incorrect or inaccurate, in any material respect as of the time the same purports to speak, any material statement or information contained in the Official Statement or which is not reflected in the Official Statement but should be reflected therein as of the time and for the purpose for which the Official Statement is to be used in order to make the statements and information contained therein not misleading in any material respect as of such time.
(d)    None of the following shall have occurred:
(i)    additional material restrictions not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange or such trading shall have been suspended;
(ii)    the New York Stock Exchange or other national securities exchange, or the Financial Industry Regulatory Authority Inc. or other national securities association, or the MSRB or other similar national self regulatory rule-making board, or any governmental authority, shall impose, as to the Bonds or similar obligations, any material restrictions not now in force, or increase materially those now in force, with respect to the extension of credit by, or change the net capital requirements of, the Underwriter;
(iii)    a general banking moratorium shall have been declared by federal, New York or the State authorities; or
(iv)    a war involving the United States of America, whether or not declared, other than hostilities in progress on the date of this Bond Purchase Agreement, or any other national or international calamity or crisis, or a financial crisis, shall have occurred, or any change in State law shall have been enacted or proposed, the effect of which, in the reasonable judgment of the Underwriter, would make it impracticable to market the Bonds or would materially and adversely affect the ability of the Underwriter to enforce contracts for the sale of the Bonds.
(e)    All matters relating to this Bond Purchase Agreement, the Loan Documents, the Official Statement, the Bonds, the Order, the Trust Agreement, and the consummation of the transactions contemplated by this Bond Purchase Agreement and the Official Statement shall be reasonably satisfactory to the Underwriter.
If any of the conditions specified in the preceding provisions of this Section shall not have been fulfilled when and as required by this Bond Purchase Agreement, the Underwriter’s obligations hereunder may be terminated by the Underwriter at, or at any time prior to, the Closing Date. Any such termination shall be without liability on the Underwriter’s part.
11.    No Pecuniary Liability of Issuer or the Director.
No provision, covenant, or agreement contained in this Bond Purchase Agreement, and no obligation herein imposed upon the Issuer, or the breach thereof, shall constitute an indebtedness of the Issuer within the meaning of any State constitutional provision or statutory limitation or shall constitute or give rise to a pecuniary liability of the Issuer or a charge against its general credit or taxing powers. In making the agreements, provisions and covenants set forth in this Bond Purchase Agreement, the Issuer has not obligated itself, except to the extent that the Issuer is authorized to act pursuant to State law. The Issuer and its officials shall have no pecuniary liability arising out of the obligations of the Issuer hereunder or in connection with any covenant, representation or warranty made by the Issuer herein, and neither the Issuer nor its officials shall be obligated to pay any amounts in connection with the transactions contemplated hereby other than from Ohio Enterprise Bond Fund Revenues, or moneys received from the Borrower or pursuant to other security.
12.    Survival of Representations; Warranties; Covenants; Agreements and Indemnities.
All representations, warranties, covenants, agreements and indemnities contained in this Bond Purchase Agreement or contained in the certificates of officials or officers of the Issuer, the Lessee, or the Borrower submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation by or on behalf of the Underwriter or any person controlling the Underwriter, and shall survive delivery of the Bonds to the Underwriter until the expiration of the Loan Term and the principal and interest on the Bonds has been paid in full.
13.    Payment of Expenses.
All expenses incident to the issuance of the Bonds (including the charges, fees and disbursements described in Sections 1(m) above) are to be paid out of the proceeds of the Bonds at Closing to the extent permitted by law, and any amounts not permitted by law to be paid from the proceeds, or if the Bonds are not delivered to the Underwriter as herein provided, shall be paid by the Borrower (unless the Underwriter shall have failed to purchase the Bonds other than for reasons permitted under this Bond Purchase Agreement, in which case the Borrower shall not pay the fees and expenses of the Underwriter) from funds provided to it by the Lessee, the Operating

Company, or ATSG. In no event shall more than 2% of proceeds of the Bonds be used to pay such expenses. Neither the Issuer nor the Underwriter shall be obligated to pay any expenses incurred in connection with the transactions contemplated by this Bond Purchase Agreement.

14.    Parties in Interest.
This Bond Purchase Agreement is made solely for the benefit of the Underwriter, persons controlling the Underwriter, the Issuer, its officials and officers, the Borrower, the Lessee, the Operating Company, ATSG, and their respective successors, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Bond Purchase Agreement. The term “successors” shall not include any purchaser of the Bonds merely by reason of such purchase.
15.    Notices.
Any notice or other communication to be given to any party to this Bond Purchase Agreement may be given by delivering the same in writing at the respective addresses set forth below:

As to the Issuer:	State Treasurer’s Office 30 East Broad Street, 9th Floor Columbus, Ohio 43215 Attn: Seth Metcalf
As to the Director:	Ohio Development Services Agency Economic Development Finance Division 77 South High Street, 28th Floor Columbus, Ohio 43215 Attn: Tracy Allen
As to the Borrower:
Clinton County Port Authority
Wilmington Air Park
1113 Airport Road
Wilmington, Ohio 45166
Attn: Kevin Carver, Executive Director

with a copy to:

Vorys, Sater, Seymour and Pease LLP
52 East Gay Street
Columbus, Ohio 43215
Attn: D Scott Powell, Esq.

As to the Lessee, Operating Company and ATSG:	Air Transport International Limited Liability Company 145 Hunter Drive Wilmington, Ohio 45177 Attn: Russ Smethwick, Director, Strategic Planning Fax: (937) 382-2452
As to the Underwriter:	Stifel, Nicolaus & Company, Incorporated 200 Public Square Cleveland, Ohio 44114 Attn: Mark Fisher
As to the Trustee:	The Huntington National Bank Corporate Trust Services 7 Easton Oval, EA4E63 Attn: Michelle Harmon

16.    Severability.
If any provision of this Bond Purchase Agreement shall be held or deemed to be or shall, in fact, be inoperative, invalid or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions because it conflicts with any provisions of any Constitution, statute, rule of public policy, or any other reason, such circumstances shall not have the effect of rendering the provision in question inoperable or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Bond Purchase Agreement invalid, inoperative or unenforceable to any extent whatever, unless such severing results in the loss of the practical realization of the benefits anticipated by the parties.

17.     Underwriter Confirmation of Certifications in Statements of Qualifications. The Underwriter hereby certifies that:
(a)    In accordance with Executive Order 2007-01S, it (1) has reviewed and understands Executive Order 2007-01S, (2) has reviewed and understands the State ethics and conflict of interest laws, (3) will take no action inconsistent with those laws and that Executive Order 2007-01S, and (4) understands that failure to comply with Executive Order 2007-01S is, in itself, grounds for termination of this Agreement and may result in the loss of other contracts or grants with the Treasurer or with or from the Issuer.

(b)    Its position as underwriter to the Treasurer under the terms of this Agreement will not create any conflict of interest for it or any of its assigned personnel and it will promptly disclose to the Treasurer any such conflict of interest if, as and when it arises and is known to it.

(c)    It is an equal opportunity employer and does not discriminate against applicants or employees on the basis of race, color, religion, sex, age, disability, national origin, or military veteran status.

(d)    All of its personnel assigned to work on the issuance of the Bonds who are not United States citizens have executed a valid I-9 form and have valid employment authorization documents.

(e)    It is not currently in violation of or under any investigation or review for a violation of any state or federal law or regulation that might have a material adverse impact on its ability to perform its duties and obligations under this Agreement.

(f)    It is in compliance with the applicable provisions of the following laws:

(i)    The Federal (41 U.S.C. 701(a)) and Ohio (R.C. 153.03) Drug Free Workplace Acts. It has and will make good faith efforts to ensure that all of its employees will not have been or be under the influence of illegal drugs or alcohol or abuse prescription drugs in any way while working on property of the Issuer.

(ii)    The Ohio Patriot Anti-Terrorism Act (Sections 2909.32-.34 of the Revised Code).

(iii)    State of Ohio ethics (Chapter 102 and Sections 2921.42 and 2921.43 of the Revised Code), campaign financing (Chapter 3517 of the Revised Code, including but not limited to divisions (I)(1) and (3) and (J)(1) and (3) of Section 3517.13), and lobbying (Sections 101.70 and 121.60 et seq. of the Revised Code).

(iv)    Section 9.24 of the Revised Code. It is not subject to an “unresolved” finding for recovery under that section.

(g)    It does not, and will not through the end of the “underwriting period” as defined by the Rule, have a financial interest in any firm providing financial advisory services to the Treasurer.

18.    Applicable Law.
This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of the State.
19.    Counterparts.
This Bond Purchase Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have signed this Bond Purchase Agreement by their authorized officers as of the date first written above.
STATE OF OHIO

By:    /s/ Josh Mandel
Josh Mandel
State Treasurer of Ohio

DEVELOPMENT SERVICES AGENCY OF THE STATE OF OHIO

By:
Name:
Title: Director of Development Services     Agency

CLINTON COUNTY PORT AUTHORITY

By:    /s/ David C. Hockaday
David C. Hockaday
Chairman

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:    /s/ W. Joseph Payne
W. Joseph Payne
Vice President, Secretary

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:    /s/ Mark Fisher
Mark Fisher
Sr. Vice President

EXHIBIT A
[FORM OF OPINION OF BOND COUNSEL]

December 27, 2012

Director of Development Services Agency
State of Ohio

Treasurer of State
State of Ohio

Stifel, Nicolaus & Company, Incorporated

Re:	$9,055,000 State of Ohio State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax Exempt Bonds)
Ladies and Gentlemen:

We have acted as bond counsel in connection with the issuance by the State of Ohio (the “Issuer” or the “State”) of $9,055,000 State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax Exempt Bonds) (the “Bonds”). In such capacity, we have examined such law and such certified proceedings, certifications and other documents as we have deemed necessary to render this opinion.
The Bonds are being issued for the purpose of providing funds to be loaned to Clinton County Port Authority (the “Borrower”) to be used by the Borrower to finance an Eligible Project, as defined in the Indenture hereinafter referred to, and to pay the costs of issuance of the Bonds, all as provided in (i) a certain Loan Agreement dated as of December 1, 2012 (the “Loan Agreement”) between the Director of Development Services Agency of the State and the Borrower, and (ii) the Trust Agreement, dated as of April 1, 1988 (the “Original Indenture”), as supplemented by the One Hundred Twenty-Eighth Supplemental Trust Agreement, dated as of December 1, 2012 (the “Supplement,” and together with the Original Indenture, the “Indenture”), between the Issuer and The Huntington National Bank, as successor trustee (the “Trustee”). The Project to be financed in part by the proceeds of the Bonds is to be leased by the Borrower to Air Transport International Limited Liability Company (the “Lessee”) and subleased by the Lessee to Airborne Maintenance and Engineering Services, Inc. (the “Operating Company”).
Regarding questions of fact material to our opinion, we have relied on the transcript of proceedings for the Bonds (the “Transcript”) and other certifications of public officials and others as we have deemed necessary without undertaking to verify the same by independent investigation.

Based on this examination, we are of the opinion that, as of the date hereof, under existing federal and Ohio statutes, as now judicially construed, together with existing regulations, rulings and court decisions:
1.The Bonds have been duly authorized, executed and delivered by the Issuer. The Bonds, the Loan Agreement and the Supplement are legal, valid, binding obligations of the Issuer and enforceable in accordance with their respective terms.
2.The Bonds constitute special obligations of the Issuer, and the principal of and interest and any premium on the Bonds (collectively, “debt service”) are payable solely from the Pledged Receipts (as defined in the Indenture) pledged and assigned by the Indenture to secure that payment. The Bonds are not general obligations, debt or bonded indebtedness of the Issuer, and the holders or owners of the Bonds do not have the right to have money raised by taxation obligated or pledged, and moneys raised by taxation shall not be obligated or pledged, by the Issuer or any political subdivision thereof for the payment of debt service charges.
3.The interest on the Bonds is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code of 1986, as amended (the “Code”), except for interest on any Bond for any period during which it is held by a “substantial user” of the facilities financed with proceeds of the Bonds or a “related person” as those terms are used in Section 147(a) of the Code. Interest on the Bonds is treated as an item of tax preference under Section 57 of the Code for purposes of the alternative minimum tax imposed on individuals and corporations, and is included in adjusted current earnings of a corporation under Section 56(g) of the Code.
4.Interest on the Bonds, the transfer thereof, and any profit made on their sale, exchange or other disposition are exempt from the personal income tax, the Ohio commercial activity tax, the net income base of the Ohio corporate franchise tax, and municipal, school district and joint economic development district income taxes in Ohio.
We express no opinion and make no representation as to any other tax consequence regarding the Bonds, except as set forth above.
In giving the foregoing opinion with respect to the treatment of the interest on the Bonds and the status of the Bonds under the federal tax laws, we have assumed and relied upon compliance with the certain covenants of the Issuer, the Borrower, the Lessee, the Operating Company and the Trustee, and the accuracy, which we have not independently verified, of certain representations and certifications, contained in the Transcript. The accuracy of those representations and certifications, and compliance with those covenants, may be necessary for the interest to be and remain excluded from gross income for federal income tax purposes and for other tax effects stated above. Failure to comply with certain requirements subsequent to issuance of the Bonds could cause the interest to be included in gross income for federal income tax purposes retroactively to the date of issuance of the Bonds. The Borrower, the Lessee, the Operating Company and the Issuer have covenanted to take all actions that may be required for the interest on the Bonds to be and remain excluded from gross income for federal income tax purposes, and not to take any actions that would adversely affect such exclusion under provisions of the Code.

Please be advised that the rights of the holders of the Bonds and the enforceability thereof are limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights heretofore or hereafter enacted, general principles of equity (whether considered at law or in equity) governing specific performance, injunctive relief and other equitable remedies, and the exercise of judicial discretion in appropriate cases.
This opinion is given as of the date hereof, and we assume no obligation to revise or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention, or any changes in law that may hereafter occur. We bring to your attention the fact that our legal opinions are an expression of our professional judgment and are not a guarantee of a result.
We do not undertake to advise you of matters which may come to our attention subsequent to the date hereof which may affect our legal opinions expressed herein.
Respectfully submitted,

EXHIBIT B
[SUPPLEMENTAL OPINION OF BOND COUNSEL]

December 27, 2012

Director of Development Services Agency
State of Ohio

Treasurer of State
State of Ohio

Stifel, Nicolaus & Company, Incorporated

The Huntington National Bank, as Trustee

Air Transport International Limited Liability Company

Airborne Maintenance and Engineering Services, Inc.

Air Transport Services Group, Inc.

Re:	$9,055,000 State of Ohio State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds)
Ladies and Gentlemen:
This supplemental opinion is being rendered pursuant to Section 10(a)(ii)(A) of the Bond Purchase Agreement dated December 13, 2012 (the “Bond Purchase Agreement”) among the State of Ohio (the “Issuer” or the “State”), acting by and through the Treasurer of the State (the “Treasurer”) and the Director of Development Services Agency of the State, acting by and through his duly authorized representative (the “Director”), Clinton County Port Authority (the “Borrower”), Air Transport International Limited Liability Company (the “Lessee”), and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”), relating to the issuance and sale of $9,055,000 aggregate principal amount of the Issuer’s State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds) (the “Bonds”). All terms in this opinion have the same meanings as are assigned to them in the Bond Purchase Agreement.

We have acted as Bond Counsel in connection with the issuance and sale of the Bonds. In rendering this opinion, we have examined the law, the Bond Purchase Agreement, the Preliminary Official Statement, the Official Statement (except for Appendices B and C thereto), the Loan Agreement and such other agreements, documents, certificates and instruments as we deemed necessary to render this opinion. Based upon and subject to the foregoing and the assumptions and qualifications hereinafter set forth, we advise you as follows:
1.    The statements pertaining to the Bonds, the Order, the Trust Agreement and the Loan Agreement contained in the Preliminary Official Statement, as of its date, and in the Official Statement, as of its date, under the headings, “SUMMARY STATEMENT,” “INTRODUCTORY STATEMENT,” “CONSTITUTIONAL AND STATUTORY AUTHORIZATION,” “THE BONDS,” “SOURCE OF PAYMENT OF AND SECURITY FOR THE BONDS,” “ISSUANCE OF ADDITIONAL OHIO ENTERPRISE BOND FUND BONDS AND OTHER BONDS UNDER THE ACT,” “THE GENERAL BOND ORDER AND TRUST AGREEMENT,” “THE SERIES BOND ORDER AND SUPPLEMENTAL TRUST AGREEMENT,” “FORM PROJECT FINANCING AGREEMENT,” “ELIGIBILITY UNDER OHIO LAW FOR INVESTMENT AND AS SECURITY FOR THE DEPOSIT OF PUBLIC MONEYS” “CONTINUING DISCLOSURE COMMITMENT” and “TAX MATTERS,” and in Appendix A, entitled “Glossary” (except for any financial, technical or statistical information contained under these headings as to which we express no view) are fair and accurate summaries.
2.    In our capacity as Bond Counsel, without having assumed responsibility for, undertaken to determine independently, or in any manner passing upon the accuracy, completeness or fairness of, or to verify the information furnished with respect to, matters described in the Preliminary Official Statement and the Official Statement (other than as described in paragraph 1 above), but solely on the basis of our participation in certain conferences held for the purpose of preparing the Trust Agreement, the Preliminary Official Statement and the Official Statement and involving representatives of the Issuer, the Borrower, the Underwriter and counsel to the Underwriter, no facts have come to our attention that would lead us to believe that the Preliminary Official Statement on its date or the Official Statement on its date or the date hereof contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that we have not been called upon to and do not make any representation or render any opinion as to any statements contained under the headings “SUMMARY STATEMENT - The Borrower,” “SUMMARY STATEMENT - The Project,” “BOOK-ENTRY ONLY SYSTEM,” “THE PROJECT,” “THE BORROWER,” or “SOURCES AND USES OF FUNDS” or any portion of Appendices B or C, or as to any financial, technical or statistical data included in the Preliminary Official Statement or the Official Statement; provided, however, we note that the Preliminary Official Statement and the Official Statement expressly state that the statements made with respect to the documents referred to do not purport to summarize all the provisions of, and those are qualified in their entirety by, the complete documents which are summarized.
3.    We are of the opinion that, pursuant to the provisions of the statutes of the State of Ohio, particularly Chapter 166 of the Ohio Revised Code (the “Act”), the Treasurer, acting on behalf of the Issuer, has power and authority under the Act to (a) issue the Order, (b) enter into the Trust

Agreement and accept the Bond Purchase Agreement, (c) approve and execute and authorize and ratify the use and distribution of the Preliminary Official Statement and the Official Statement, (d) issue, sell, execute and deliver the Bonds to the purchasers thereof as provided in the Order, the Trust Agreement, and the Bond Purchase Agreement and (e) carry out, give effect to and consummate the transactions contemplated by the Trust Agreement, the Bond Purchase Agreement and the Official Statement; and that the Director has power and authority under the Act to enter into the Bond Purchase Agreement and the Loan Agreement.
4.    We are of the opinion that the Bond Purchase Agreement has been duly authorized, executed and delivered by the Treasurer and by the Director, on behalf of the Issuer; the Trust Agreement has been authorized, executed and delivered by the Treasurer and the Loan Agreement has been duly authorized, executed and delivered by the Director. Assuming due and valid authorization, approval, execution and delivery by the other parties thereto, the Bond Purchase Agreement, the Trust Agreement and the Loan Agreement constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, except that the binding effect and enforceability thereof is subject to: applicable bankruptcy, insolvency, fraudulent conveyance, reorganization and moratorium laws, and other similar laws affecting enforcement of creditors’ rights generally; judicial discretion in appropriate cases; general principles of equity and the effect of rules of law (whether in proceedings in equity or law) governing specific performance, injunctive relief and other equitable remedies; prohibitions against indemnifications or contributions under applicable laws or regulations or public policy arguments made pursuant thereto; prohibitions or public policy arguments against the payment of attorney fees and the waiver of remedies or other substantive or procedural rights; the effect of criminal usury statutes; and, in the case of the Loan Agreement, applicable securities laws.
5.    No approval, permit, consent, authorization or order of any court or any governmental or public agency, authority or person not already obtained (other than any approvals that may be required under the Blue Sky or other securities laws and regulations of the United States or of any state or other jurisdiction) is required with respect to the Issuer, the Treasurer or the Director in connection with the issuance and sale of the Bonds, the issuance of the Order or the execution and delivery by the Issuer, Treasurer or Director of, or the performance by the Issuer, Treasurer or Director of, their respective obligations under the Bonds, the Bond Purchase Agreement, the Loan Agreement, the Order or the Trust Agreement.
Please be advised that nothing contained herein shall be construed to express any opinion or make any representation concerning (i) the present or future existence, title or ownership of the estates purported to be created by the Loan Agreement, (ii) the accuracy or sufficiency of the descriptions set forth in the Loan Agreement, and (iii) any other matter regarding the title of any person to real or personal property.
We bring to your attention the fact that our legal opinions are an expression of professional judgment and are not a guarantee of result. The opinions set forth herein are limited to Ohio and U.S. federal law; we express no opinion as to the effect of any other applicable law. We do not undertake to advise you of matters which may come to our attention subsequent to the date hereof which may affect our legal opinions expressed herein.

This letter is furnished solely for the benefit of the addressees hereof in connection with the issuance and sale of the Bonds, and may not be used or relied upon by any other person without, in each instance, our express written permission.
Respectfully submitted,

EXHIBIT C
[OPINION OF COUNSEL TO BORROWER]
December 27, 2012

Director of Development Services Agency
State of Ohio

Treasurer of State
State of Ohio

Stifel, Nicolaus & Company, Incorporated

Brouse McDowell, A Legal Professional Association

The Huntington National Bank, as Trustee
Air Transport International Limited Liability Company

Airborne Maintenance and Engineering Services, Inc.

Air Transport Services Group, Inc.

Re:	$9,055,000 State of Ohio Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds)

Ladies and Gentlemen:

We are counsel to Clinton County Port Authority (the “Borrower”) in connection with certain matters relating to the issuance of the above-captioned bonds (the “Bonds”) by the State of Ohio (the “Issuer”), acting by and through the Director of Development Services Agency of the State of Ohio (the “Director”), and related transactions. This opinion is being rendered pursuant to Section 10(a)(ii)(B) of the Bond Purchase Agreement dated December 13, 2012 (the “Bond Purchase Agreement”) among the State of Ohio (the “Issuer”), acting by and through the Treasurer of the State of Ohio (the “Treasurer”) and the Director, acting by and through his duly authorized representative, the Borrower, Air Transport International Limited Liability Company (the “Lessee”), and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”). Capitalized terms used in this opinion and not defined shall have the meanings assigned to them in the Bond Purchase Agreement.
In rendering the opinions expressed below, we have examined the following:

(a)	the resolution/ordinance passed by the ___________ creating the Borrower (the “Organizational Documents”);

(b)	the Bylaws of the Borrower, as amended to date (the “Rules and Regulations”);

(c)
Resolution No. 2012-__ adopted by the board of directors of the Borrower (the “Board”) on __________, 2012, authorizing the execution and delivery of the Loan Agreement and the Bond Purchase Agreement; authorizing the use and distribution of the Official Statement; and authorizing and approving related matters (the “Resolution”);

(d)
Executed counterparts of (i) the Trust Agreement, dated as of April 1, 1988, as supplemented by the One Hundred Twenty-Eighth Supplemental Trust Agreement dated as of December 1, 2012, each between the Issuer and The Huntington National Bank, as trustee (the “Trustee”); (ii) the Loan Agreement dated as of December 1, 2012 between the Borrower and the Director; (iii) the Lease Agreement dated as of December 1, 2012 from the Borrower to Air Transport International Limited Liability Company (the “Lessee”); (iv) the Assignment of Lease dated as of December 1, 2012 from the Borrower to the Director; (v) the Recognition, Non-Disturbance and Attornment Agreement dated as of December 1, 2012 among the Director and the Borrower; (vi) the Bond Purchase Agreement; and (vii) the Official Statement dated December 17, 2012 with respect to the Bonds (the “Official Statement”) (items (ii)through (vi) are collectively referred to as the “Borrower Documents”).

(e)	Such statutes, regulations, rulings and judicial decisions as we have deemed necessary or appropriate.
Insofar as an opinion relates “to our knowledge,” we have relied solely upon the Officer’s Certificate with respect to the accuracy of the matters contained therein and we have not independently verified, inquired into or established the accuracy of such matters. Although we have not conducted an independent investigation of the accuracy or reasonableness of any of the matters set forth in the Officer’s Certificate, nothing is actually known by the primary attorneys within our firm who have been directly involved in representing the Borrower in connection with the transactions contemplated by the Borrower Documents leading them to question the accuracy of such matters.
Except as specifically set forth above, we have neither reviewed nor requested an examination of the indices or records of any governmental or other agency, authority, instrumentality or entity for purposes of this opinion. We have assumed, for the purpose of this opinion, without independent verification or investigation, that (i) the signatures by all parties on all documents (other than the signatures of the Borrower) examined by us are genuine, (ii) all documents submitted to us as originals are genuine, (iii) all documents submitted to us as copies conform to the originals, (iv) natural persons signing the documents examined by us at the time of such signing were fully competent and had full legal capacity to execute, deliver and perform their obligations under such documents, and (v) the Borrower Documents have been duly authorized, executed and delivered by all parties thereto other than the Borrower and constitute legal, valid, binding and enforceable obligations of such other parties.
Based solely upon the foregoing, but subject to the qualifications hereinafter set forth, we are of the opinion that:
1.    The Borrower is a port authority and political subdivision, and a body corporate and politic, duly organized and validly existing under the laws of the State of Ohio. The Borrower has lawful power and authority to: (a) enact the Resolution; (b) execute and deliver the Borrower Documents and authorize the use and distribution of the Official Statement; and (d) perform its obligations under, and consummate the transactions contemplated in, the Resolution, the Borrower Documents, and the Official Statement.
2.    The Resolution has been duly adopted by the Board, has not been amended, modified, supplemented or repealed since the date of its adoption and is in full force and effect.
3.    The Borrower has duly authorized: (a) the execution and delivery of and the due performance of its obligations under the Borrower Documents; (b) the use and distribution of the Official Statement; and (c) the taking of such actions as may be required on the part of the Borrower to perform its obligations under, and consummate the transactions contemplated in, the Borrower Documents and the Official Statement.
4.    The Borrower Documents have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.
5.    The officers of the Board who signed each Borrower Document were at the time of signing, and are at the date of this opinion, duly qualified and appointed members of the Board and duly qualified and elected officers of the Board and have been duly authorized by the Board to execute and deliver the Borrower Documents and the other documents, agreements, instruments and certifications and other items necessary to carry out and give effect to the transactions contemplated by the Borrower Documents.
6.    The Borrower's approval, execution and delivery of the Borrower Documents, and performance by the Borrower of its obligations thereunder and consummation of the transactions contemplated therein, do not, to our knowledge, constitute a default under or conflict with or result in a breach of or violation of the Organizational Documents, the Rules and Regulations, any resolutions of the Board of the Borrower, or any statute, rule or regulation, any court or administrative order, decree or ruling, or any indenture, mortgage, deed of trust, guaranty or agreement or other instrument to which the Borrower is a party or by which it is or any of its properties are bound.
7.    To our knowledge, there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any judicial or administrative court, board or agency, pending or, to the best of our knowledge, threatened against the Borrower or any of their properties wherein an unfavorable decision, ruling or finding would materially and adversely affect the Project or the execution, delivery, validity or enforce ability of any of the Borrower Documents, or the consummation of the transactions contemplated thereby.
8.    We have participated in the preparation of the Official Statement and, in connection therewith from time to time, we have had discussions with and made inquiries of officers of the Borrower, the Lessee, the Operating Company, ATSG, and the Underwriter concerning the information contained in the Official Statement. We have not independently verified and are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of presentation of, the information contained in the Official Statement, except as set forth in the following sentence. During the course of the participation and discussions described above, nothing has come to our attention which has caused us to believe that the information set forth in the Official Statement under the captions “SUMMARY STATEMENT – The Borrower,” and “THE BORROWER,” (except for the financial statements and other financial and statistical data included therein, as to which we express no opinion), as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
The opinions expressed herein are qualified in their entirety as follows:
(i)    The opinions expressed herein are subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, liquidation, arrangement, fraudulent transfer or similar laws, both state and federal, relating to or affecting creditors’ rights generally or remedies and to general principles of equity;
(ii)    Equitable remedies, including, without limitation, the remedy of specific performance, are generally discretionary with the court and may not be available with respect to the enforcement of the terms or provisions of the Borrower Documents;
(iii)    No opinion is expressed herein concerning the laws of any jurisdiction other than the State of Ohio and the United State of America;
(iv)    No opinion is expressed with respect to filings or registrations with the Securities and Exchange Commission or state securities authorities;
(v)    No opinion is expressed herein with respect to the title of any person to any real or personal property, the existence, creation, enforce ability, perfection or priority of any lien, security interest or other encumbrance in or on any real or personal property, or the recording or filing of any mortgage, deed of trust, financing statement or similar instrument;
(vi)    No opinion is expressed herein with respect to the accuracy or sufficiency of the description of any real or personal property in the Borrower Documents;
(vii)    No opinion is expressed regarding any zoning classification, ordinance or regulation, building code or environmental, safety, historical or archaeological preservation or other requirement relating to the Project, or regarding any governmental permit, license, approval or authorization necessary for the construction, operation or occupancy of the Project;

(viii)    No opinion is expressed as to whether a court would limit the exercise or enforcement of rights or remedies against the Borrower under the Borrower Documents (a) in the event of any default by a debtor, if it is determined that such default is not material or if such exercise or enforcement is not reasonably necessary for a creditor’s protection, or (b) if the exercise or enforcement thereof under the circumstances would violate an implied covenant of good faith and fair dealing.
This opinion has been prepared solely for your benefit in your respective capacities under the Borrower Documents and may not be used or relied upon by any other person or for any other purpose without our prior written consent.
Respectfully submitted,

EXHIBIT D
[OPINION OF COUNSEL TO LESSEE, OPERATING COMPANY, AND GUARANTOR]
December 27, 2012
Director of Development Services Agency
State of Ohio

Treasurer of State
State of Ohio

Stifel, Nicolaus & Company, Incorporated

Brennan, Manna & Diamond, LLC

Brouse McDowell, A Legal Professional Association

The Huntington National Bank, as Trustee

Re:	$9,055,000 State of Ohio Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds)

Ladies and Gentlemen:

We are counsel to Air Transport International Limited Liability Company (the “Lessee”),Airborne Maintenance and Engineering Services, Inc. (the “Operating Company” or “AMES”), and Air Transport Services Group, Inc. (the “Guarantor”) in connection with certain matters relating to the issuance of the above-captioned bonds (the “Bonds”) by the State of Ohio (the “Issuer”), acting by and through the Director of Development Services Agency of the State of Ohio (the “Director”), and related transactions. This opinion is being rendered pursuant to Section 10(a)(ii)(C) of the Bond Purchase Agreement dated December 13, 2012 (the “Bond Purchase Agreement”) among the State of Ohio (the “Issuer”), acting by and through the Treasurer of the State of Ohio (the “Treasurer”) and the Director, acting by and through his duly authorized representative, the Clinton County Port Authority (the “Borrower”), the Lessee, the Operating Company, the Guarantor, and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”). Capitalized terms used in this opinion and not defined shall have the meanings assigned to them in the Bond Purchase Agreement.
In rendering the opinions expressed below, we have examined the following:

(a)
Copies of the Articles of Organization of the Lessee, as certified by the Secretary of State of Nevada and the Operating Agreement of Lessee, as certified by the Secretary of the Lessee as of the date of this opinion.

(b)
Copies of the Certificate of Incorporation of the Operating Company and the Guarantor, as certified by the Secretary of State of Delaware and the Bylaws of the Operating Company and the Guarantor, as certified by the Secretary of the Operating Company and the Guarantor, respectively, as of the date of this opinion.

(c)	the Certificates of Good Standing of the Lessee, issued by the Secretary of State of Nevada and the Secretary of State of Ohio dated within 30 days of the date of closing.

(d)
the Certificates of Good Standing of the Operating Company and the Guarantor, issued by the Secretary of State of Delaware and the Secretary of State of Ohio dated within 30 days of the date of closing.

(e)
Resolution No. 2012-__ (the “Resolution”) adopted by the board of directors of the Lessee (the “Board”) on __________, 2012, authorizing the execution and delivery of the Lease Agreement and the Bond Purchase Agreement; authorizing the use and distribution of the Official Statement; and authorizing and approving related matters (the “Resolution”) and any associated authorizing resolutions passed on by the Operating Company and the Guarantor;

(f)
Executed counterparts of (i) the Trust Agreement, dated as of April 1, 1988, as supplemented by the One Hundred Twenty-Eighth Supplemental Trust Agreement dated as of December 1, 2012, each between the Issuer and The Huntington National Bank, as trustee (the “Trustee”); (ii) the Loan Agreement dated as of December 1, 2012 between the Director and the Borrower; (iii) the Lease Agreement dated as of December 1, 2012 from the Borrower to Air Transport International Limited Liability Company (the “Lessee”); (iv) the Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of December 1, 2012 from the Lessee to the Director; (v) the Assignment of Lease dated as of December 1, 2012 from the Borrower to the Director; (vi) the Recognition, Non-Disturbance and Attornment Agreement dated as of December 1, 2012 among the Director and the Borrower; (vii) the Bond Purchase Agreement; and (viii) the Official Statement dated December 17, 2012 with respect to the Bonds (the “Official Statement”) (items (iii), (vii), and (viii) are collectively referred to as the “Transaction Documents”).

(e)	Such other documents, instruments, and matters of law as we have deemed necessary or appropriate for purposes of this opinion.
[VORYS WILL PROVIDE SUBSTITUTE LANGUAGE] Except as specifically set forth above, we have neither reviewed nor requested an examination of the indices or records of any governmental or other agency, authority, instrumentality or entity for purposes of this opinion. We have assumed, for the purpose of this opinion, without independent verification or investigation, that (i) the signatures by all parties on all documents (other than the signatures of the Lessee)

examined by us are genuine, (ii) all documents submitted to us as originals are genuine, (iii) all documents submitted to us as copies conform to the originals, (iv) natural persons signing the documents examined by us at the time of such signing were fully competent and had full legal capacity to execute, deliver and perform their obligations under such documents, and (v) the Transaction Documents have been duly authorized, executed and delivered by all parties thereto other than the Lessee, Operating Company and Guarantor, and constitute legal, valid, binding and enforceable obligations of such other parties.]
Based solely upon the foregoing, but subject to the qualifications hereinafter set forth, we are of the opinion that:
1.    The Lessee is a limited liability company validly existing and in good standing under the laws of the State of Nevada and is qualified to do business in the State of Ohio. The Lessee has lawful power and authority to: (a) enact the Resolution; (b) execute and deliver the Transaction Documents and authorize the use and distribution of the Transaction Documents; and (d) perform its obligations under, and consummate the transactions contemplated in the Resolution, the Transaction Documents, and the Official Statement.
2.    The Operating Company and the Guarantor are each corporations validly existing and in good standing under the laws of the State of Delaware, are each qualified to do business in the State of Ohio, and have lawful power an authority to perform its obligations under, and consummate the transactions contemplated in the Resolution, the Transaction Documents, and the Official Statement.
3.    The Resolution has been duly adopted by the Board, has not been amended, modified, supplemented or repealed since the date of its adoption and is in full force and effect.
4.    The Transaction Documents have been duly executed and delivered by the Lessee, the Operating Company, and the Guarantor, and are valid and binding obligations of the Lessee, the Operating Company, and the Guarantor, respectively, enforceable against them in accordance with their terms. The Lessee, the Operating Company, and the Guarantor have duly approved the use and distribution by the Underwriter of the Preliminary Official Statement and the Official Statement.
5.    The execution and delivery by the Lessee of the Transaction Documents and the performance by the Lessee of its obligations under the Transaction Documents do not and will not violate or constitute a default under (a) the Lessee’s Articles of Organization or Operating Agreement, each as now in effect, (b) any applicable law, statute, regulation or rule, (c) any court or administrative order, decree or ruling, or (d) any agreement, indenture, mortgage, lease, note or other obligation or instrument binding upon the Lessee, or any of its properties or assets.
6.    The execution and delivery by the Operating Company and the Guarantor of the Transaction Documents and the performance by the Operating Company and the Guarantor of its obligations under the Transaction Documents do not and will not violate or constitute a default under (a) the Operating Company’s or Guarantor’s Certificate of Organization or Bylaws, each as now in effect, (b) any applicable law, statute, regulation or rule, (c) any court or administrative order, decree or ruling, or (d) any agreement, indenture, mortgage, lease, note or other obligation or instrument binding upon the Operating Company or the Guarantor, or any of their properties or assets.
7.    To our knowledge, no authorization, consent, approval, license or exemption by, or filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality is necessary for the valid execution, delivery and performance by the Lessee, the Operating Company, or the Guarantor of any of the Transaction Documents.
8.    To our knowledge, no temporary restraining order, injunction or stop order suspending the delivery or sale of the Bonds, or the execution and delivery of the Transaction Documents, is in effect, and, no proceedings for that purpose are pending before, or threatened by, the Securities and Exchange Commission or any state securities commission or authority.
9.    To our knowledge, there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any judicial or administrative court, board or agency, pending or, to the best of our knowledge, threatened in writing against the Lessee, Operating Company, or Guarantor or any of its properties wherein an unfavorable decision, ruling or finding would materially and adversely affect the Project or the execution, delivery, validity or enforceability of any of the Transaction Documents, or the consummation of the transactions contemplated thereby.
10.    We have participated in the preparation of the Official Statement and, in connection therewith from time to time, we have had discussions with and made inquiries of officers of the Lessee and the Underwriter concerning the information contained in the Official Statement. We have not independently verified and are not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of presentation of, the information contained in the Official Statement, except as set forth in the following sentence. During the course of the participation and discussions described above, nothing has come to our attention which has caused us to believe that the information set forth in the Official Statement under the captions “SUMMARY STATEMENT – The Lessee,” “SUMMARY STATEMENT – The Operating Company,” “SUMMARY STATEMENT – The Project,” “THE PROJECT,” “THE LESSEE,” “THE OPERATING COMPANY,” and “SOURCES AND USES OF FUNDS” (except for the financial statements and other financial and statistical data included therein, as to which we express no opinion), as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
The opinions expressed herein are qualified in their entirety as follows:
[VORYS WILL PROVIDE SUBSTITUTE LANGUAGE] (i)    The opinions expressed herein are subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, liquidation, arrangement, fraudulent transfer or similar laws, both state and federal, relating to or affecting creditors’ rights or remedies and to general principles of equity;

(ii)    Equitable remedies, including, without limitation, the remedy of specific performance, are generally discretionary with the court and may not be available with respect to the enforcement of the terms or provisions of the Transaction Documents;
(iii)    No opinion is expressed herein concerning the laws of any jurisdiction other than the State of Ohio and the United State of America;
(iv)    No opinion is expressed with respect to filings or registrations with the Securities and Exchange Commission or state securities authorities;
(v)    No opinion is expressed herein with respect to the title of any person to any real or personal property, the existence, creation, enforce ability, perfection or priority of any lien, security interest or other encumbrance in or on any real or personal property, or the recording or filing of any mortgage, deed of trust, financing statement or similar instrument;
(vi)    No opinion is expressed herein with respect to the accuracy or sufficiency of the description of any real or personal property in the Transaction Documents;
(vii)    No opinion is expressed regarding any zoning classification, ordinance or regulation, building code or environmental, safety, historical or archaeological preservation or other requirement relating to the Project, or regarding any governmental permit, license, approval or authorization necessary for the construction, operation or occupancy of the Project;
(viii)    Indemnification provisions in the Transaction Documents may be unenforceable as contrary to public policy;
(ix)    No opinion is expressed as to whether a court would limit the exercise or enforcement of rights or remedies against the Lessee, Operating Company, or Guarantor, under the Transaction Documents (a) in the event of any default by a debtor, if it is determined that such default is not material or if such exercise or enforcement is not reasonably necessary for a creditor’s protection, or (b) if the exercise or enforcement thereof under the circumstances would violate an implied covenant of good faith and fair dealing.
This opinion has been prepared solely for your benefit in your respective capacities under the Transaction Documents and may not be used or relied upon by any other person or for any other purpose without our prior written consent.
Respectfully submitted,

EXHIBIT E
[OPINION OF COUNSEL TO UNDERWRITER]

December 27, 2012

To:    Stifel, Nicolaus & Company, Incorporated

Re:	$9,055,000 State of Ohio Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority -AMES Project) (Tax-Exempt Bonds)

This opinion is rendered pursuant to Section 10(a)(ii)(D) of the Bond Purchase Agreement, dated _________ __, 2012 (the “Bond Purchase Agreement”) among you, the State of Ohio (the “Issuer”), acting by and through the Treasurer of the State of Ohio (the “Treasurer”) and the Director of Development Services Agency of the State of Ohio, acting by and through his duly authorized representative (the “Director”), Clinton County Port Authority (the “Borrower”), and Air Transport International Limited Liability Company (the “Lessee”) relating to your purchase from the Issuer of its $9,055,000 State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds) (the “Bonds”). We have acted as your special counsel in connection with your purchase of the Bonds pursuant to the Bond Purchase Agreement.
We have examined the Official Statement dated December 17, 2012 (the “Official Statement”) relating to the Bonds, and copies of executed counterparts of the Bond Purchase Agreement and the Trust Agreement dated as of April 1, 1988, between the Issuer and The Huntington National Bank, as trustee (the “Trustee”), as supplemented by the One Hundred Twenty-Eighth Supplemental Trust Agreement dated as of December 1, 2012 (collectively, the “Trust Agreement”). We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other instruments, records, certificates and documents, and have reviewed such other information and made such investigations, as we have deemed necessary or appropriate for purposes of rendering this opinion.
In accordance with our understanding with you, for purposes of this opinion, we have relied on the opinion dated as of this date of Brouse McDowell, A Legal Professional Association, bond counsel, as to, among other things, the validity of the Bonds and their binding effect upon the Issuer and the exclusion from gross income for federal income tax purposes and other tax treatment of the interest on the Bonds.

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We have assumed compliance by you with all applicable dealer and broker registration or licensing requirements and with all applicable statutes, rules and regulations with respect to the registration or licensing of your salespersons, agents or representatives.
Based on the foregoing, it is our opinion, under existing law, that:
1.    The Bonds are exempt securities under the Securities Act of 1933, as amended (the “1933 Act”), and it is not necessary in connection with the offering and sale of the Bonds to register the Bonds under the 1933 Act.
2.    It is not necessary in connection with the offering and sale of the Bonds to qualify the Trust Agreement or the Bonds under the Trust Indenture Act of 1939, as amended.
While we have examined the Official Statement, we have not undertaken or determined independently the accuracy or completeness of or to verify the information contained in the Official Statement, including the appendices and exhibits thereto, and we express no opinion as to the correctness or completeness of the information contained in the Official Statement, including the appendices and exhibits thereto. In the course of the preparation of the Official Statement, we participated in discussions with representatives of the Issuer, the Borrower, Brouse McDowell, A Legal Professional Association, as bond counsel, and your representatives. Based upon our examination of the Official Statement and our participation in the discussions referred to above, nothing has come to our attention which leads us to believe that the Official Statement (excluding those portions noted in the following sentence as to which we do not so advise) contained as of its date, or contains as of the date hereof, any untrue statement of a material fact or omitted as of its date, or omits as of the date hereof, to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Reference in this paragraph to the Official Statement does not include, in accordance with our understanding with you, the information contained in the Official Statement under the captions “SUMMARY STATEMENT – The Borrower,” “SUMMARY STATEMENT – The Lessee,” “SUMMARY STATEMENT – The Project,” “INTRODUCTORY STATEMENT,” “BOOK-ENTRY ONLY,” “THE PROJECT,” “THE BORROWER,” “THE LESSEE,” and Appendices B and C and the information contained in the Official Statement relating to economic, financial, statistical or quantitative information, projections, or estimates, together with statements dependent upon any of the foregoing information, projections or estimates, and opinions of other counsel.
This opinion is solely for your benefit specifically in connection with the transactions contemplated by the Bond Purchase Agreement, and may not be used in connection with any other transactions or relied upon, used, circulated, quoted or referred to without our prior written approval. We disclaim any obligation to update this opinion for events occurring or coming to our attention after the date hereof.
Respectfully submitted,

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EXHIBIT F
[OPINION OF THE ASSISTANT ATTORNEY GENERAL
ASSIGNED TO THE DIRECTOR OF DEVELOPMENT SERVICES AGENCY]

December 27, 2012

Stifel, Nicolaus & Company, Incorporated

Brouse McDowell, A Legal Professional Association

Brennan, Manna & Diamond, LLC

Vorys, Sater, Seymour and Pease, LLP

Re:	$9,055,000 State of Ohio Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds)

Ladies and Gentlemen:
This opinion is being rendered pursuant to Section 10(a)(ii)(E) of the Bond Purchase Agreement dated December 13, 2012 (the “Bond Purchase Agreement”) among the State of Ohio (the “Issuer” or the “State”), acting by and through the Treasurer of State of the State (the “Treasurer”) and the Director of Development Services Agency of the State (the “Director”), the Clinton County Port Authority (the “Borrower”), Air Transport International Limited Liability Company (the “Lessee”), and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”) relating to the issuance and sale by the Issuer of its State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds), in the aggregate principal amount of $9,055,000 (the “Bonds”). I am currently the Assistant Attorney General of Ohio assigned to give advice to the Director and the Development Services Agency of Ohio.
I have examined the Preliminary Official Statement dated November 29, 2012 (the “Preliminary Official Statement”) and the Official Statement dated December 17, 2012 (the “Official Statement”) pertaining to the Bonds. I also have examined originals or copies, certified or otherwise identified to my satisfaction, of other documents, resolutions, instruments, records, certificates and opinions, have reviewed other laws and information and have made investigations, as I have considered necessary or appropriate for the purpose of delivering this letter.
Based on the foregoing, I offer the following information:

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1.    To the best of my knowledge, there is no litigation now pending or threatened contesting the validity of the Bonds, the proceedings for the authorization, issuance, sale, execution and delivery of the Bonds or the authority of the Director of Development Services Agency of the State of Ohio to conduct any programs (the “Chapter 166 Programs”) under Chapter 166 of the Ohio Revised Code, including those he currently administers thereunder.
2.    To the best of my knowledge, and in my opinion, the ultimate disposition, which is not presently determinable, of the various legal proceedings to which the State of Ohio is a party, and which are unrelated to the Bonds or the security for them or to the Chapter 166 Programs, will not have a material adverse effect on the Bonds, the security for the Bonds or the Chapter 166 Programs.
3.    To the best of my knowledge, the title of the Governor, the Auditor of State, the Secretary of State, the Treasurer and the Director to their respective offices is not now being contested.
While I am not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the contents of the Preliminary Official Statement or the Official Statement, nothing has come to my attention which leads me to believe that the sections entitled “THE OHIO ENTERPRISE BOND FUND PROGRAM,” “SUMMARY OF CHAPTER 166 PROGRAMS” and “CHAPTER 166 DIRECT LOAN PROGRAM NET REVENUES” contained in the Preliminary Official Statement as its date, or the Official Statement at its date or as of this date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
I have also verified that the Director has received an opinion of counsel to the Borrower of the loans made under the Chapter 166 Direct Loan Program (as defined in the Official Statement) and that the Loan Documents have been duly executed by the Borrower and are valid and enforceable against the Borrower in accordance with their terms, subject to certain exceptions such as the effect that bankruptcy and similar laws and principles of equity may have on such enforceability.
Respectfully submitted,

[To be executed by the Assistant Attorney General assigned to the Development Service Agency’s Office]

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EXHIBIT G
$9,055,000
State of Ohio
State Economic Development Revenue Bonds
(Ohio Enterprise Bond Fund)
Series 2012-9
(Clinton County Port Authority -AMES Project)
(Tax-Exempt Bonds)
CERTIFICATE OF THE STATE OF OHIO
The undersigned, pursuant to Section 10(a)(iii) of the Bond Purchase Agreement dated December 13, 2012 (the “Bond Purchase Agreement”) among the State of Ohio (the “Issuer” or the “State”), acting by and through the Treasurer of State of the State (the “Treasurer”) and the Director of Development Services Agency of the State (the “Director”), Clinton County Port Authority (the “Borrower”), Air Transport International Limited Liability Company (the “Lessee”), and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”), hereby certifies on behalf of the Issuer that as of the date hereof:
1.    I am the duly appointed Treasurer of State of the State.
2.    No litigation or administrative action is pending or, to the best of my knowledge, threatened (a) to restrain or enjoin, or seeking to restrain or enjoin, the issuance and delivery of any of the Issuer’s $9,055,000 State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds) (the “Bonds”), or the collection and application of the Pledged Receipts, Program Transfer Account and any other moneys or revenues pledged or committed under the Trust Agreement, dated as of April 1, 1988, between the Issuer and The Huntington National Bank, as successor trustee (the “Trustee”), and under the One Hundred Twenty-Eighth Supplemental Trust Agreement dated as of December 1, 2012, between the Issuer and the Trustee (collectively, the “Trust Agreement”), (b) in any way contesting or affecting the authority for the issuance of the Bonds or the validity of the Bonds, the General Bond Order duly adopted by my predecessor on April 11, 1988, the Series Bond Order duly adopted by me on December 13, 2012, authorizing the issuance of the Bonds (collectively, the “Order”), the Trust Agreement, the Bond Purchase Agreement or any provision thereof, or the collection and application of the Pledged Receipts, Program Transfer Account and any other moneys or revenues pledged under the Trust Agreement, (c) in any way contesting the existence or powers of the Issuer or me.
3.    The representations and warranties of the Issuer and/or the Treasurer in the Bonds, the Trust Agreement and the Bond Purchase Agreement are true and correct in all material respects as of, and as if made on, the date hereof.
4.    To the best of my knowledge, no event affecting the Issuer, the Treasurer or the Director has occurred since the date of the Official Statement dated December 17, 2012 (the “Official

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Statement”) relating to the Bonds which should be disclosed in the Official Statement in order to make the statements and information therein not misleading in any material respect.
5.    The Issuer has complied with all of the terms of the Bond Purchase Agreement, the Order and the Trust Agreement to be complied by it prior to or concurrently with the Closing (as defined in the Bond Purchase Agreement).
6.    The undersigned further certifies that the Continuing Disclosure Agreement contained in the Trust Agreement (the “Continuing Disclosure Agreement”) and the description of the Continuing Disclosure Agreement provided in the Official Statement have been approved, and the undersigned agrees to accept and perform the duties assigned to the undersigned in the Continuing Disclosure Agreement.
IN WITNESS WHEREOF, I have hereunto set my hand this 27th__ day of December, 2012.
STATE OF OHIO

By:
Josh Mandel
State Treasurer of Ohio

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EXHIBIT H
$9,055,000
State of Ohio
State Economic Development Revenue Bonds
(Ohio Enterprise Bond Fund)
Series 2012-9
(Clinton County Port Authority - AMES Project)
(Tax-Exempt Bonds)
CERTIFICATE OF THE DIRECTOR OF
OHIO DEVELOPMENT SERVICES AGENCY
The undersigned authorized representative of the Director of the Ohio Development Services Agency (the “Director”) pursuant to Section 10(a)(iv) of the Bond Purchase Agreement dated December 13, 2012 (the “Bond Purchase Agreement”) among the State of Ohio (the “Issuer” or the “State”), acting by and through the Treasurer of State of the State (the “Treasurer”) and the Director of Development Services Agency of the State (the “Director”), Clinton County Port Authority. (the “Borrower”), Air Transport International Limited Liability Company (the “Lessee”), and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”), hereby certifies with respect to the Official Statement dated December 17, 2012 (the “Official Statement”) relating to the captioned $9,055,000 State of Ohio State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 2012-9 (Clinton County Port Authority - AMES Project) (Tax-Exempt Bonds) (the “Bonds”) that as of the date hereof:
1.    No material adverse change has occurred in the condition (financial or otherwise) of the economic development programs I administer under Chapter 166 of the Ohio Revised Code (the “Act”), whether or not arising from transactions arising in the ordinary course of business.
2.    No litigation or administrative action is pending or, to the best of my knowledge, threatened against the Director (a) to restrain or enjoin, or seeking to restrain or enjoin, the issuance and delivery of any of the Bonds, or the collection and application of the Pledged Receipts or the Program Transfer Account as defined in the Trust Agreement (the “Trust Agreement”), dated as of April 1, 1988, between the Issuer and The Huntington National Bank, as successor trustee (the “Trustee”), the terms of which have been agreed to by the Director; the execution and delivery of the Loan Agreement dated as of December 1, 2012 (the “Loan Agreement”) between the Director and the Borrower; or any other moneys or revenues pledged under the Trust Agreement; (b) in any way contesting or affecting the authority for the issuance of the Bonds or the validity of the Bonds, the General Bond Order duly adopted on April 11, 1988, by the Treasurer, the Series Bond Order No. R9-12 duly adopted on December 13, 2012, by the Treasurer authorizing the issuance of the Bonds; and the execution of the Trust Agreement and the One Hundred Twenty-Eighth Supplemental Trust Agreement dated as of December 1, 2012 (the “Supplement”) between the Issuer and the Trustee, the Loan Agreement, the Official Statement, the Bond Purchase Agreement or the collection and application of the Pledged Receipts, the Program Transfer Account and any other moneys or revenues pledged under the Trust Agreement and the Supplement, or (c) in any way contesting the powers of the Director.

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3.    To the best of my knowledge, no event affecting the Director or the economic development programs administered by the Director, including those administered under the Act, has occurred since the date of the Official Statement which should be disclosed in the Official Statement in order to make the statements and information therein not misleading in any material respect.
4.    As of its date and the date hereof, the Official Statement is true, correct and complete in all material respects and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, no representation is made as to information contained under the headings “SUMMARY STATEMENT – The Borrower,” “SUMMARY STATEMENT – The Lessee,” “SUMMARY STATEMENT – The Project,” “THE PROJECT,” “THE BORROWER,” “THE LESSEE,” “SOURCES AND USES OF FUNDS,” “TAX MATTERS,” “ELIGIBILITY UNDER OHIO LAW FOR INVESTMENT AND AS SECURITY FOR THE DEPOSIT OF PUBLIC MONEYS,” and “LEGAL MATTERS.”
5.    The representations and warranties of the Director contained in the Bond Purchase Agreement and the Loan Agreement are true and correct in all material respects as of and as if made on the date hereof.
6.    The Director has complied with all of the terms of the Bond Purchase Agreement to be complied with by the Director prior to or concurrently with the Closing (as defined in the Bond Purchase Agreement).
IN WITNESS WHEREOF, the duly authorized representative of the Director has hereunto set her hand this 27th day of December, 2012.
DIRECTOR OF DEVELOPMENT SERVICES AGENCY, STATE OF OHIO

By:

EXHIBIT I
$9,055,000
State of Ohio
State Economic Development Revenue Bonds
(Ohio Enterprise Bond Fund)
Series 2012-9
(Clinton County Port Authority - AMES Project)
(Tax-Exempt Bonds)

H-2

CERTIFICATE OF CLINTON COUNTY PORT AUTHORITY
PURSUANT TO THE BOND PURCHASE AGREEMENT
The undersigned officer of Clinton County Port Authority (the “Borrower”), pursuant to Section 10(a)(v) of the Bond Purchase Agreement dated December 13, 2012 (the “Bond Purchase Agreement”) among the State of Ohio (the “Issuer” or the “State”), acting by and through the Treasurer of State of the State (the “Treasurer”) and the Director of Development Services Agency of the State (the “Director”),the Borrower, Air Transport International Limited Liability Company (the “Lessee”), and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”), hereby certifies as follows as of the date hereof (all capitalized terms used herein are used as defined in the Bond Purchase Agreement):
1.    Each of the representations and warranties of the Borrower set forth in Section 4 in the Bond Purchase Agreement and in the Loan Documents are true and correct on the date hereof as if made on and as of the date hereof;
2.    Each of the agreements of the Borrower to be complied with and each of the obligations of the Borrower to be performed under the Bond Purchase Agreement and the Loan Documents on or prior to the date hereof has been complied with and performed; and
3.    The Borrower has obtained all approvals and authorizations required at the date hereof for its consummation of the transactions contemplated by the Loan Documents and the Bond Purchase Agreement, including all consents, approvals, authorizations and orders of governmental or regulatory authorities which are required at the date hereof for the Borrower’s execution and delivery of the Loan Documents to which it is a party and the Bond Purchase Agreement.
CLINTON COUNTY PORT AUTHORITY

By:    ______________________________
Name:    ______________________________
Title:    ______________________________
Date:    December 27, 2012

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EXHIBIT J
$9,055,000
State of Ohio
State Economic Development Revenue Bonds
(Ohio Enterprise Bond Fund)
Series 2012-9
(Clinton County Port Authority - AMES Project)
(Tax-Exempt Bonds)
CERTIFICATE OF LESSEE PURSUANT TO THE BOND PURCHASE AGREEMENT

The undersigned officer of the Air Transport International Limited Liability Company (the “Lessee”), pursuant to Section 10(a)(vi) of the Bond Purchase Agreement dated December 13, 2012 (the “Bond Purchase Agreement”) among the State of Ohio (the “Issuer”), acting by and through the Treasurer of State of the State of Ohio (the “Treasurer”) and the Director of Development Service of the State of Ohio (the “Director”), the Clinton County Port Authority, the Lessee and Stifel, Nicolaus & Company, Incorporated (the “Underwriter”), hereby certifies as follows as of the date hereof (all capitalized terms used herein are used as defined in the Bond Purchase Agreement) to the best of its knowledge:
1.    Each of the representations and warranties of the Lessee set forth in the Bond Purchase Agreement is true and correct on the date hereof as if made on and as of the date hereof;
2.    Each of the agreements of the Lessee to be complied with and each of the obligations of the Borrower to be performed under the Bond Purchase Agreement on or prior to the date hereof has been complied with and performed; and
3.    The Lessee has obtained all approvals and authorizations required at the date hereof for its consummation of the transactions contemplated by the Bond Purchase Agreement, including all consents, approvals, authorizations and orders of governmental or regulatory authorities which are required at the date hereof for the Lessee’s execution and delivery of the Bond Purchase Agreement.
Air Transport International Limited Liability Company
By:    ______________________________
Name:    ______________________________
Title:    ______________________________
Date:    December 27, 2012

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